                                    [logo]
                                  USAudiotex
                     COMPUTERS THAT SPEAK FOR THEMSELVES

November 30, 1998
Group Vice President
Government Relations
NOVUS SERVICES, INC.
2500 Lake Cook Road 2W
Riverwoods, IL 60015

Dear Kevin:

Per our discussion concerning the contract with the California Franchise Tax Board(FTB), all references to NOVUS providing JVR services and assuming JVR responsibilities are services and responsibilities of US Audiotex, LLC. Specifically, US Audiotex will provide those services and perform those functions that are delineated in Riders A, B and C of MSA DGS OFA-NOVUS, Contract #C9818802.

US Audiotex will be responsible for paying the NOVUS SERVICES, INC. discount rate (as documented in the MSA) and MasterCard's discount rate of 1.91% on a monthly basis directly to NOVUS in the same way we currently process accounts.

US Audiotex will be responsible for providing American Express directly to the FTB.

We both realize that there are additional details; however, it is understood that it is both parties intent to process this client under the same business practices that we currently have in place.

Kevin, I'm confident that this is going to be as great project for both of our organizations.

Sincerely,

/s/ Ken Stearn

Ken Stern
President

Centerpoint Building . 18 Crow Canyon Court . Suite 300 . San Ramon, CA 94583 Tel. (925)838-7996 . Fax (925)838-4395 . Web Site http://www.usaudiotex.com
                                   [graphic]

NOVUS Services, Inc./First Data Merchant Services (FDMS)        C9818802
                                    RIDER A
-------------------------------------------------------------------------------
The following changes to MSA DGS OFA-NOVUS, are hereby incorporated in Contract #C9818802
1. Section 6.10 - Pricing Information, does not apply. Refer to Rider A.
2. Section 7.23 - Payment Terms and Penalties, does not apply.

The following language is hereby incorporated into Contract #C9818802.

1. Novus shall provide an electronic credit card program accepting MasterCard, Discover and American Express. In addition, NOVUS shall be able to add the acceptance of VISA, if the credit card company approves of the program.

        . NOVUS shall settle the card transactions to the appropriate card associations, card networks and card issuers.
        . NOVUS shall pay FTB the cardholder's transaction amount less the convenience pay charged for use of NOVUS's systems.
        . NOVUS shall provide processing services, including all equipment and software, for purposes of accepting various card as agreed by both parties. NOVUS shall process payments of fees, taxes and/or other obligations owed to FTB.
        . NOVUS shall electronically transmit all card transactions to the designated processing center in real time as the transactions occur. The system will balance and reconcile each day's electronically-captured transactions on a daily basis. The system, when necessary as a result of such reconciliation, will process all appropriate
                                           ----
          adjustments.
        . NOVUS shall route FTB funds to FTB bank account via ACH transactions for MasterCard, Discover and American Express transactions. [See Rider C]
        . NOVUS shall charge the cardholder a convenience fee for the use of the IVR system. (See Rider B, Convenience Fee Chart). The fee shall be charged to the cardholder as a separate transaction at the same time as the corresponding payment to FTB.
        . NOVUS shall provide all services at no cost to FTB and shall pay all card processing fees on behalf of FTB. All expenses associated with MasterCard, Discover and American Express shall be paid by NOVUS.

2. NOVUS shall conduct complete (all-around) testing by December 14, 1998, and shall implement the electronic credit card program by January 4,1999.

3. NOVUS shall provide a fully-automated, external Interactive Voice Response
(IVR) telephone system which shall be available for cardholders to pay their Franchise Tax Board (FTB) bills by credit card 7 days a week, 24 hours a day. This system shall be supplied and maintained by the vendor. Backup procedures and disaster recovery program for cardholder_calls shall be in accordance with DGS MSA 0FA-NOVUS, Section 11.4.
--------------------------------

4. NOVUS shall provide a call volume capacity to accommodate the needs of FTB
                                              -------------------------------
and will monitor usage during the contract period, adding capacity as volumes increase at no cost to FTB.

5. NOVUS shall have a secured Internet Payment option should FTB expand to Internet credit card payments.
--------------------------------------------------------------------------------

NOVUS Services, Inc./First Data Merchant Services (FDMS)            C9818802
                                   RIDER A
--------------------------------------------------------------------------------
6. NOVUS shall have a built-in method to fully duplicate the entire script in multiple languages at no additional cost to FTB.

7. NOVUS shall guarantee that its systems (hardware and software) are Y2K compliant

8. NOVUS shall pay all credit card and bank fees, including chargeback fees. FTB shall bear no vendor costs for the electronic credit card program.

9. NOVUS shall cause the Cardholder's credit card bill to describe a payment to FTB as "State of California FTB" and to describe a convenience fee payment as "Payment Processing Fee."
        ----------------------
10. NOVUS shall provide written notification to FTB at least 30 days prior to an increase or decrease of the convenience fee charged to the cardholder.

11. NOVUS shall provide a toll-free number with a unique jurisdictional code exclusively for credit cardholders to charge their payments to the FTB.

12. NOVUS shall provide an IVR prompt which allows the cardholder to obtain convenience fee information. The cardholder shall not be charged for this call unless the call is completed with a credit card payment to FTB. NOVUS shall refer all cardholder calls regarding credit card issues to the cardholder's issuing bank.

13. NOVUS shall not deny a credit card payment based on a chargeback to or from NOVUS's ANI file.

14. FTB shall dial into NOVUS' data center to retrieve entity validation and
    ------------------------------------------------------------------------
    payment file data.
    ------------------

15. Information Confidentiality and Security: NOVUS shall adhere to the security and disclosure requirements of the FTB. NOVUS and its employees are considered agents of FTB only for confidential data purposes and shall be liable under the State and Federal statues for unauthorized disclosures.

16. NOVUS shall not intermingle FTB taxpayer information with other business accounts.

17. NOVUS shall utilize Asynchronous Communication for the payment file data and
                                                                        ----
    encrypt the file with PKZIP encryption software.

18. NOVUS shall provide the payment file in a form and manner approved by FTB.

19. Any file layout changes shall be made upon mutual agreement of NOVUS and
    ------------------------------------------------------------------------
    FTB.
    ----
20. NOVUS shall provide at a minimum the following information in the Payment
    File:


        . Taxpayer's account number (TPID),
        . name control (first 4 letters of the taxpayer's last name),
        . tax year,
        . payment amount,
        . telephone number (from where the cardholder made the credit card transaction),
        . home telephone number,
          ----------------------
        . date and time of the transaction, and
        . authorization code.

--------------------------------------------------------------------------------
                                    Page 2

NOVUS Services, Inc./First Data Merchant Services (FDMS)        C9818802
                                    RIDER A
-------------------------------------------------------------------------------
21. NOVUS shall retain storage and retrieval of credit card transactions for a minimum of 36 months from the transaction date. NOVUS shall retransmit the file in the event of an unsuccessful transmission or upon request of FTB.

22. NOVUS shall not charge a fee for any of the reports (including custom reports) requested by and/or provided to FTB.

23. FTB shall receive a daily report of cardholder credit card hang-ups showing
                        -----
    at what point in the script the hang-up occurred and reserves the right to have script changes made to eliminate the problem. If FTB wants to change a previously approved script, the change shall be made within 72 hours after review and testing requirements have been met.

24. The script shall utilize a key-pad delivery system for name control, subject
                             ---------------------------------------------------
    to FTB approval.
    ----------------

25. NOVUS shall provide a toll-free number that will allow FTB to verify an electronic payment immediately in order to stop an imminent collection activity.

26. FTB has final approval of any marketing done by NOVUS that references services provided to or for FTB or California taxpayers.

27. FTB shall obtain prior written approval from NOVUS before including any card specific logos or marks in any signs or any printed or broadcast materials.

28. FTB shall be responsible for all promotion and advertising of the card payment program.

29. FTB shall either provide an insert describing the card payment option in applicable bill notices or print the system's telephone number on all applicable bill notices.

30. NOVUS shall have the right, at any time, to process chargebacks according to
                                             -----------------------------------
    the NOVUS operating regulations by deducting the amount in question from
    ---------------------------------------------------------------------------
    future payments that NOVUS would otherwise owe FTB. If the settlement amount
    ----------------------------------------------------------------------------
    is less than the chargeback amount, NOVUS shall invoice FTB for the
    ----------------------------------------------------------------------------
    chargeback amount. NOVUS shall only charge FTB the original amount of the
    ------------------
    card transaction that was originally paid to FTB. NOVUS shall be responsible for the convenience fees and any service fees related to the charged back card transaction, excluding FTB's bank fees, if any, FTB shall pay such invoices without delay, and within 30 calendar days from the date of invoice.

31. This Agreement shall commence on the December 11, 1998. Either party (NOVUS
                                         -----------------
    or FTB) shall have the right to terminate the contract upon 30 days written notice to the other.


a. Cardholder - The person whose name is embossed on the credit card and who
   ----------
   makes a credit card payment to the Franchise Tax Board.
b. FTB - The Franchise Tax Board
   ---
c. NOVUS - NOVUS Services, Inc./First Data Merchant Services (FDMS)
   -----
--------------------------------------------------------------------------------
                                    Page 3

NOVUS Services, Inc./First Data Merchant Services (FDMS)        C9818802
                                    RIDER B
-------------------------------------------------------------------------------
The following additions, deletions and/or changes to DGS MSA OFA-NOVUS are hereby incorporated.

                       Convenience Fee Chart*
                -----------------------------------
                Payment Amount          Convenience
                                            Fee
                -----------------------------------
                $1 - 99.99                  $3
                $100 - 199.99               $6
                $200 - 399.99              $11
                $400 - 699.99              $16
                $700 - 799.99              $19
                $800 - 1099.99             $25
                $1100 - 1599.99            $35
                $1600 - 2299.99            $49
                $2300 - 3099.99            $68
                $3100 - 3999.99            $87
                $4000 - 4999.99           $109
                $5000 - 6099.99           $133
                $6100 - 7299.99           $159
                $7300 - 8599.99           $187
                $8600 - 9999.99           $218
                $10,000 - 11,999.99       $262
                $12,000 - 14,999.99       $329
                $15,000 - 19,999.99       $437
                $20,000 - 24,999.99       $547
                $25,000 - 29,999.99       $656
                $30,000 - 34,999.99       $767
                $35,000 - 39,999.99       $876
                $40,000 - 44,999.99       $985
                $45,000 - 49,999.99      $1,095
                $50,000 - 54,999.99      $1,204
                $55,000 - 59,999.99      $1,314
                $60,000 - 64,999.99      $1,423
                $65,000 - 69,999.99      $1,533
                $70,000 - 74,999.99      $1,650
                $75,000 - 79,999.99      $1,760
                $80,000 - 84,999.99      $1,870
                $85,000 - 89,999.99      $1,980
                $90,000 - 94,999.99      $2,090
                $95,000 - 99,999.99      $2,200

* Participating cards: American Express, MasterCard, and NOVUS/Discover

--------------------------------------------------------------------------------
                                    Page 1

NOVUS Services, Inc./First Data Merchant Services (FDMS)            C9818802

                                    RIDER C

                    Discover/MasterCard Merchant Settlement
                              Daily Wire Transfer

NOVUS/FDMS Transaction           Transactions              Discover/MasterCard     Wire Transfer   Wired Funds
Deposited on                     Transmitted for           (Into Bank)             Sent            Deposited in
Settlement Day                   Settlement                Funding Received                        Merchant's Acct
=========================================================================================================================
Sunday                         12:00 PM PST Monday             Tuesday              Tuesday          Tuesday
Monday                         12:00 PM PST Tuesday            Wednesday            Wednesday        Wednesday
Tuesday                        12:00 PM PST Wednesday          Thursday             Thursday         Thursday
Wednesday                      12:00 PM PST Thursday           Friday               Friday           Friday
Thursday                       12:00 PM PST Friday             Monday               Monday           Monday
Friday                         12:00 PM PST Saturday           Tuesday              Tuesday          Tuesday
Saturday                       12:00 PM PST Sunday             Tuesday              Tuesday          Tuesday
-------------------------------------------------------------------------------------------------------------------------

Note:
** Settlement of American Express payments requires one additional day for processing
-------------------------------------------------------------------------------
                    Discover/MasterCard Merchant Settlement
                                   Daily ACH

NOVUS/FDMS Transaction        Transactions Made            Discover/MasterCard     ACH Transfer    ACH Deposited
Day                           Before 12:00 noon PST        Funding Received        Sent*           in Merchant's
                                                                                                   Account*
===============================================================================================================
Sunday                         12:00 PM PST Monday             Tuesday              Tuesday          Wednesday
Monday                         12:00 PM PST Monday             Tuesday              Tuesday          Wednesday
Tuesday                        12:00 PM PST Tuesday            Wednesday            Wednesday        Thursday
Wednesday                      12:00 PM PST Wednesday          Thursday             Thursday         Friday
Thursday                       12:00 PM PST Thursday           Friday               Friday           Monday
Friday                         12:00 PM PST Friday             Monday               Monday           Tuesday
Saturday                       12:00 PM PST Monday             Tuesday              Tuesday          Wednesday
--------------------------------------------------------------------------------------------------------------

Note:
* Settlement of American Express payments requires one additional day for processing.

                        NOVUS/FDMS Payment File Transfer

Day of Credit Card              Time of Transaction      Day FTB Can Access FTB's
Transaction                                              File by 2:00 PM PST
=======================================================================================
Sunday                         Anytime                         Monday
Monday                         Before 12:00 PM PST             Monday
Monday                         12:00 PM PST or later           Tuesday
Tuesday                        Before 12:00 PM PST             Tuesday
Tuesday                        12:00 PM PST or later           Wednesday
Wednesday                      Before 12:00 PM PST             Wednesday
Wednesday                      12:00 PM PST or later           Thursday
Thursday                       Before 12:00 PM PST             Thursday
Thursday                       12:00 PM PST or later           Friday
Friday                         Before 12:00 PM PST             Friday
Friday                         12:00 PM PST or later           Monday
Saturday                       Anytime                         Monday
---------------------------------------------------------------------------------

              AGREEMENT FOR AMERICAN EXPRESS /R/ CARD ACCEPTANCE

This agreement (Agreement) applies to your acceptance of American Express /R/ Cards for payment of tax obligations to the Internal Revenue Service (IRS) through your IVR System and for the collection of Convenience Fees (as defined below). The words we, our, us, and American Express mean American Express Travel Related Services Company, Inc. and its subsidiaries, affiliates and licensees that issue Cards. You and your mean U.S. Audiotex, LLC. American Express Card or Card shall mean any card or account access device issued by American Express Travel Related Services Company, Inc. or its subsidiaries or affiliates or its or their licensees, bearing the American Express name or an American Express trademark, service mark or logo. Cardmember means the person whose name is embossed on the face of the card. Payments or purchases made with the Card are Charges.

You agree to accept the Card under the terms and conditions of this Agreement at all your locations in the United States, Canada, the U.S. Virgin Islands and Puerto Rico for payment of tax obligations to the IRS (except as noted below) and for related Convenience Fees. Each location or method of conducting sales is an Establishment.

The pricing information regarding what you charge Cardmembers for the convenience/service of charging payments of tax obligations to the IRS via the telephone is found in Exhibit A attached hereto. For purposes of this Agreement, such charges shall be known as Convenience Fees. Convenience Fees are strictly confidential and may not be disclosed to any third party without your prior written consent. You shall not discriminate against any Cardmember by charging him/her a higher Convenience Service Fee than you would charge a holder of another charge, credit or debit card.

CARD ACCEPTANCE PROCEDURES

Procedures for Card acceptance are set forth below. You agree to comply with any changes in these procedures within thirty (30) days' written notice from us.

Charge Records
--------------

For every Charge you agree to create a record of Charge (Charge Record) or an electronic reproducible record containing: 1) the Card account number and expiration date via an imprinter, Card swipe device or data entry device; 2) the date the Charge was incurred; 3) the amount of the Charge, which must be the total amount of the payments on the Card; 4) the Authorization approval code number; 5) a mutually acceptable description of the payments made; 6) an imprint or other registration of your name, address, Establishment number and/or your store number; and 7) the words "No Refunds" if you have a No Refund policy.

If the Cardmember denies authorizing such a Charge, we will have the right to Full Recourse for such Charge.

Authorization
-------------

You agree to obtain an authorization approval code number form us as described below (Authorization). Each Authorization request must be for the total amount of payments. Authorization is not a guarantee that we will accept the Charge without Full Recourse, nor is it a guarantee that the person making the Charge is the Cardmember.

You agree to obtain Authorization for every Charge regardless of amount and at the time the Charge is incurred. If your terminal is unable to reach our computer authorization system for Authorization, you agree to obtain Authorization for all Charges by calling us at our authorization telephone number. You shall be charged 65 cents for each Charge for which you request authorization by telephone. We retain the right to change the amount we charge to you for requesting Authorization by telephone at any time.

Credits
-------

When you give a refund for a payment made with a Card, you must credit that Card account (Credit). You must create a record of Credit (Credit Record) and submit the Credit to us within seven (7) days of determining the Credit is due. We will debit the full amount of the Credit from the applicable Account (as defined in this Agreement). If we are unable to debit such amount, you must pay us promptly upon receipt of our invoice. You agree to issue Credits only for Charges made with the Card. You agree not to give a cash refund for payments made with the Card.

Refunds
-------

Your refund policy for payments made with the Card must be at least as favorable as your refund policy for payments made with any other form of payment. You agree to disclose your refund policy to Cardmembers at the time of the payment and in a manner that complies with applicable law.

Submission and Acceptance of Charges and Credits
------------------------------------------------

You agree to submit all Charges to us within seven (7) days of the date they are incurred. You agree to submit Credits as described above in "Credits." Charges and Credits will be deemed accepted on a given business day if received and processed before our close of business for that day at the location we designate. You agree not to submit Charges or Credits on behalf of any other entity.

You warrant that all indebtedness arising from Charges that you submit is genuine and free of any liens, claims or encumbrances. You acknowledge that you have no right to bill and/or collect from any Cardmember for any payment made with the Card; provided, however, that you may bill and/or collect from a Cardmember with respect to a Charge in the event that we have exercised our right to Full Recourse with respect to such Charge and you have the legal right to bill and/or collect from such Cardmember for such Charge.

When you submit Charges and Credits electronically (Charge Date), you agree to do so over communications lines or via magnetic tape in machine-readable format (Transmission). Even if you transmit Charge Data electronically you agree to still create and retain electronically reproducible Charge Records and Credit Records.

In the event that you submit Charges and Credits on paper, you agree to submit Charge Records and Credit Records on forms approved by us and in accordance with the instructions we provide and containing the information we require, including but not limited to the Establishment number we assign to you.

Transmissions must comply with the specifications we provide and must contain information required by us, including, but not limited to the Establishment number we assign to you and a description of the payments made which is acceptable to us. At our request you agree to place additional, less or differently formatted information on Transmissions within thirty (30) days written notice from us. We are not obligated to accept any Transmission that does not comply with our requirements.

Processors
----------

You may retain, at your expense, a third party approved by us (Processor) for obtaining Authorizations and/or submitting Charge Data. You, and not American Express, are responsible for any errors, omissions, delays or expenses caused by your Processor. You agree to provide us with all relevant information we request about your Processor and you agree to notify us promptly in writing if you change your Processor.

Document Retention
------------------

For each Charge and/or Credit, you agree to retain the original Charge Record or Credit Record and all documents evidencing such transaction or reproducible record thereof, for twenty-four (24) months from the later of the date (i) you submitted the Charge or the Credit to us or (ii) you have fully delivered the goods or provided the services purchased. You agree to provide a copy of the Charge Form or Credit Form and other supporting documents to us within twenty-five (25) calendar days of our request and you acknowledge that we will have the right to Full Recourse with respect to any Charge for which you fail to provide such documents within such time period.

Honoring Cards
--------------

You agree to honor Cards properly presented in accordance with this Agreement. When a customer asks what payment methods you accept, you agree to mention the American Express Card. When a Cardmember makes or requests to make a payment with the Card, you agree: not to try, in any way, to persuade the Cardmember to use any other payment method; not to offer to extend credit or charge services to the Cardmember for that transaction through your own or any other charge, credit, debit or similar card or service; and not to criticize or mischaracterize the Card. You agree not to state or publish a preference for any other charge, credit, debit or similar card or service over the Card. You agree not to promote the use of any other charge, credit, debit or similar card or service, more actively than you promote the use of the Card.

You agree to display American Express signs, decals and other identification (as applicable) prominently at all locations of the IRS and to display prominently AMerican Express identification in your marketing materials, to the same extent that you display/provide such identification for other cards.

PAYMENT

We will pay you, or designated bank account(s), in United States Dollars for the face amount of Charges you submit for payment of tax obligations to the IRS, and for Convenience Fees. We will send payment in accordance with the payment plan you select. You may not receive payment on behalf of any other entity. You are solely responsible for payment to the IRS for any and all Charges and/or payments of tax obligations to the IRS and/or amounts paid to the designated bank account referenced above. We shall have no obligation to make any payments to the IRS.

Discount Rate
------------

The Discount is the amount we charge you for accepting the Card for payment of tax obligations to the IRS and for Convenience Fees. The initial Discount rate is 2.20%. Effective every April 1st (beginning after your first full calendar year of Card acceptance) we may adjust the Discount rate. We further have the right to adjust the Discount rate at any time upon thirty (30) days written notice to you. However, the Discount rate may not be changed during the period of January 1 through April 15 of any given calendar year.

Payment Method
--------------

Under the Electronic Pay Program (Electronic Pay), funds are sent electronically via the Automated Clearing House of the Federal Reserve System (ACH). You must
---
designate demand deposit accounts (Accounts) at banks (Banks) that participate in ACH. You must also provide to us the required information about the Accounts and the Banks and you must notify the Banks that we may have access to the Accounts to make payments.
American Express will initiate payment to the Accounts via ACH within two (2)
                                                       ---
calendar days (excluding Sunday and any Federal Reserve holiday) after we receive and process your Charges. If payment date falls on a day that our bank is not open for processing ACH payments, we will initiate payment on the next day that our bank is open for processing ACH payments. We will not be responsible for any obligations or liabilities, including but not limited to incidental or consequential damages over and above the amount of the applicable debit, credit or adjustment to an Account in the event that any such debit, credit or adjustment is not honored by a Bank or is improperly applied to an Account. If payment is made by check, we will charge a fee of 95 cents per check.

Following the end of any month in which Charges are submitted to us, we may debit your Account for the total amount of Discount for all Charges which we received during such month. In addition, we may debit your Account for any amounts you owe us, including but not limited to amounts subject to Full Recourse, and for any Credits issued. You must notify your Bank that we may have access to your Account(s) to debit such Account(s).

FULL RECOURSE

Full Recourse means that we have the right to payment from you for the full amount of each Charge subject to such right. We may debit the applicable Account or you shall pay us promptly upon receipt of our invoice. We shall have Full Recourse if you do not comply with the terms of this Agreement with respect to a Charge(s), even if we had notice when we paid you for the Charge(s) that you did not so comply and even if you obtained Authorization for the Charge(s) in question. We will also have right to Full Recourse as provided elsewhere in this Agreement.

DISPUTED CHARGES

If we contact you regarding a claim, complaint, or question about any Charge (Disputed Charge) you shall respond to us in writing within twenty-five (25) days after we contact you. We will have Full Recourse for the amount of each Disputed Charge if, by the end of that time period, you have not provided us with a written substantive response to our inquiry that addresses all the aspects of the Cardmember's claim and includes all documentation you should have relating to the Disputed Charge which enables us to resolve the dispute.

If a Cardmember, despite your reply, continues to withhold payment for such Disputed Charge and the Cardmember has the right under applicable law to withhold such payment, we will have the right to Full Recourse for such Charge.

PROHIBITED TRANSACTIONS

You agree not to accept the Card for amounts which do not represent payment of tax obligations to the IRS or Convenience Fees.

CONFIDENTIALITY

Each party shall keep confidential and not disclose to any third party the terms of this Agreement and any information it receives from the other party that is not publicly available.

You agree that the names, addresses and account numbers of Cardmembers are the sole and exclusive property of American Express. You must not use or disclose any Cardmember's name, address or account number except as provided in this Agreement.

TRADEMARKS AND SERVICE MARKS

This Agreement does not give either party any rights in the other party's name, logo, service marks, trademarks, trade names, taglines or any other proprietary designation (Marks). No use may be made of either party's Marks without the prior written permission of that party. Where you mention the Card as a payment method you agree to use our Marks, but only as described in our logo sheets.
You agree that we may list the name and address of you and your Establishment(s) in materials containing lists of establishments which accept the Card which we may publish from time to time.

NOTICES

Unless otherwise notified, you will send all notices to:        Notices will be sent to you at:

American Express Travel Related                                 US Audiotex, LLC
Services Company, Inc.                                          -----------------
200 Vesey Street                                                18 Crow Canyon Ct., Ste. 300
New York, N.Y.  10285                                           -----------------
Attention:  Yvonne DeCicco                                      San Ramon, CA  94583

                                                                Attention:  Kenneth Stern
                                                                -----------------

                                                                Imperial Bank
                                                                2015 Manhattan Beach Blvd.
                                                                Redondo Beach, CA  90278
                                                                Attention:  William Capps


With a copy to:
---------------

American Express Travel Related
-------------------------------
Services Company, Inc.
----------------------
200 Vesey Street
----------------
New York, N.Y. 10285
--------------------
Attention: General Counsel's Office
-----------------------------------

INDEMNIFICATION

Each party agrees to indemnify and hold harmless the other party, its parent, subsidiaries, affiliates, licensees, successors and assigns from and against any and all damages, losses, costs and/or expenses, including but not limited to reasonable attorneys' fees, arising from the indemnifying party's actions or failure to act in connection with the relationship established by this Agreement, including but not limited to the breach of this Agreement by the indemnifying party. You shall also indemnify and hold harmless American Express, our parent, subsidiaries, affiliates, licensees, successor and assigns from any and all claims and actions initiated by the IRS.

TERMINATION

The Agreement will commence on the Effective Date and continue for a period of two (2) years (Initial Term); provided, however, that we may terminate this Agreement at any time upon thirty (30) days written notice to you.

In the event that you state or publish a preference for any other charge, credit, debit or similar card or service over the Card, and in addition to any and all other rights and remedies we may have under this Agreement and/or in law or in equity, we shall have the right to immediately terminate this Agreement upon our sending written notice of such termination to you.

You agree that this Agreement is a contract to extend financial accommodations and that if bankruptcy proceedings or similar proceedings are filed with respect to your business, this Agreement is automatically terminated. If you cease or adversely alter your operations, or if you sell all or substantially all of your assets or stock, or if you become insolvent, or if we receive a disproportionate number of Cardmember inquiries or complaints relating to Charges at your Establishments of if we have reasonable cause to believe that you will not be able to perform all your obligations under this Agreement, then we may, in our discretion, (i) immediately terminate this Agreement and/or (ii) create a reserve as security for your obligations to us and withhold payment from you in an amount no greater, and for a period of time no longer, than necessary to protect our rights to Full Recourse and to process Credits under this Agreement. If we create such a reserve pursuant to this paragraph, then we may deduct from and recoup and offset against such reserve amounts you owe under this Agreement. You must notify us immediately if any of the above events occur.

Upon termination, you must: 1) remove all American Express identification and return our materials and equipment immediately; 2) submit any Charges incurred prior to the termination in accordance with this Agreement; and 3) submit any Credits relating to these Charges in accordance with the Agreement. Our rights under the sections entitled "Full Recourse," "Disputed Charges," "Confidentiality," "Indemnification" and "Termination" shall survive termination of this Agreement.

COMPLIANCE WITH LAWS

You represent and warrant that you shall comply with (i) all laws, regulations and rules applicable to your business and/or (ii) all requirements of the IRA' Electronic Tax Administration Request for Proposal ("RFP"), the Contract Terms and Conditions entered between you and the IRS pursuant to the RFP, and all applicable statutes and regulations with respect to the subject matter thereof. Inasmuch as this Agreement comtemplates situations in which return information will be provided by American Express to your personnel, you specifically agree to comply with RFP Section C.8 "DISCLOSURE OF INFORMATION- CRIMINAL/CIVIL SANCTIONS (IRSAP 1052.224-71(A)) (DEC 1988) by ensuring that each officer and employee of your company receives the notice contained in that section of the RFP. You represent and warrant to us that you have the right to collect Convenience Fees from Cardmembers and your collection of such Convenience Fees does not violate any Federal, state or local law or regulation.

GOVERNING LAW

THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS NEGOTIATED, EXECUTED AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK.

ASSIGNMENT

You may not assign this Agreement without our prior written consent, except that you may assign this Agreement to an affiliate of yours which is financially capable of performing your obligations heredunder and which has been approved by the IRS to replace you for the program involved. We may assign this Agreement to our parent corporation and/or any of our subsidiaries or affiliates.

NO WAIVER

Failure to enforce any term or condition of this Agreement shall not be a waiver of the right to later enforce such term or condition or any other term or condition on this Agreement.

CHANGING THIS AGREEMENT

Any change(s) to this Agreement must be in writing and must be duly signed by both parties.

ENTIRE AGREEMENT

This Agreement, along with Exhibit A, is the entire agreement with respect to the subject matter hereof and supersedes any previous agreement with respect to the subject matter hereof.

AUTHORITY TO SIGN

Each party represents that the individual who signs this Agreement has authority to do so and to bind it to the terms and conditions of this Agreement.

                                AMERICAN EXPRESS TRAVEL
                                RELATED SERVICES COMPANY, INC.

                                BY:
                                  -----------------------
                                  David House
                                  President, Establishment Services

US AUDIOTEX, LLC

-------------------
By: (Signature)

/s/Kenneth Stern
----------------
Name: (Print)

PRESIDENT
----------------
Title (Print)

Effective Date: 1/15/1999
               ---------------

              U S Audiotex Credit Card Convenience Fee Schedule*

                              State of New Jersey
                             (State Income Taxes)


Payment Amount
    From                    To               Fees
    ----                    --               ----
             0              99.99   $           3
           100             199.99   $           6
           200             399.99   $          11
           400             699.99   $          16
           700           1,099.99   $          25
         1,100           1,599.99   $          35
         1,600           2,299.99   $          49
         2,300           3,099.99   $          68
         3,100           3,999.99   $          87
         4,000           4,999.99   $         109
         5,000           6,099.99   $         133
         6,100           7,299.99   $         159
         7,300           8,599.99   $         187
         8,800           9,999.99   $         218
        10,000          11,999.99   $         262
        12,000          14,999.99   $         329
        15,000          19,999.99   $         437
        20,000          24,999.99   $         547
        25,000          29,999.99   $         656
        30,000          34,999.99   $         767
        35,000          39,999.99   $         876
        40,000          44,999.99   $         985
        45,000          49,999.99   $       1,095
        50,000          54,999.99   $       1,204
        55,000          59,999.99   $       1,314
        60,000          64,999.99   $       1,423
        65,000          69,999.99   $       1,533
        70,000          74,999.99   $       1,650
        75,000          79,999.99   $       1,760
        80,000          84,999.99   $       1,870
        85,000          89,999.99   $       1,980
        90,000          94,999.99   $       2,090
        95,000          99,999.99   $       2,200


*Participating cards: American Express, MasterCard, and NOVUS/Discover.

               AGREEMENT FOR AMERICAN EXPRESS/R/ CARD ACCEPTANCE

This agreement (Agreement) applies to your acceptance of American Express /R/ Cards on behalf of various state and local governmental entities (Governmental Entities) through your IVR System. The words we, our, us, and American Express mean American Express Travel Related Services Company, Inc. and its subsidiaries, affiliates and licensees that issue Cards. You and your mean the business entity that signs the signature page of this Agreement. American Express Card or Card shall mean any card or account access device issued by American Express Travel Related Services Company, Inc. or its subsidiaries or affiliates or its or their licensees, bearing the American Express name or an American Express trademark, service mark or logo. Cardmember means the person whose name is embossed on the face of the Card. Payments or purchases made with the Card are Charges.

You agree to accept the Card on behalf of Governmental Entities under the terms of this Agreement at all your locations in the United States, Canada, the U.S. Virgin Islands and Puerto Rico in payment for all goods and services sold and collection of funds (except as noted below). Each location or method of conducting sales is an Establishment.

You agree that prior to your accepting the Card on behalf of any particular Governmental Entity, you shall obtain our written approval. Additionally, you shall notify us, and give us an opportunity to participate in, any meetings you may have with officials of a Governmental Entity which include discussion American Express Card acceptance. Furthermore, you shall provide us with pricing information regarding what you charge Cardmembers for the convenience/service of charging payments due Governmental Entities via the phone instead of in person. For purposes of this Agreement, such charges shall be known as Administrative Service Fees. You shall provide us with your general Administrative Service Fee pricing structure and the Administrative Service Fee(s) associated with each Governmental Entity. Administrative Service Fees are strictly confidential and may not be disclosed to any third party without your prior written consent. You shall not discriminate against any Cardmember by charging him/her a higher Administrative Service Fee than you would charge a holder of another charge, credit or debit card.

CARD ACCEPTANCE PROCEDURES

Procedures for Card acceptance are set forth below. You agree to comply with any changes in these procedures within thirty (30) days' written notice from us. Charge Records
--------------

For every Charge you agree to create a record of Charge (Charge Record) or an electronic reproducible record containing; 1) the Card account number and expiration date via an imprinter, Card swipe device or data entry device; 2) the date the Charge was incurred; 3) the amount of the Charge, which must be the total amount of the payments or purchases on the Card plus applicable taxes; 4) the Authorization approval code number; 5) a mutually acceptable description of the goods or services purchased; 6) an imprint or other registration of your name, address, Establishment number and/or your store number; and 7) the words "No Refunds" if you have a No Refund policy.

If the Cardmember denies making or authorizing such a Charge, we will have the right to Full Recourse for such Charge.

Authorization
-------------

You agree to obtain an authorization approval code number from us as described below (Authorization). Each Authorization request must be for the total amount of payments or purchases plus applicable taxes. Authorization is not a guarantee that we will accept the Charge without Full Recourse, nor is it a guarantee that the person making the Charge is the Cardmember. You agree not to obtain Authorization on behalf of any other entity except for Governmental Entities.

You agree to obtain Authorization for every Charge regardless of amount. If your terminal is unable to reach our computer authorization system for Authorization, you agree to obtain Authorization for all Charges by calling us at our authorization telephone number. You shall be charged 65 cents for each Charge for which you request authorization by telephone. We retain the right to change the amount we charge to you for requesting Authorization by telephone at any time.

For Charges for goods or services which are shipped or provided more than thirty
(30) days after the order is made, you agree to obtain Authorization for such Charge at the time the order is made and again immediately before you ship the
                                     ---------
goods or provide the services to the Cardmember.

Credits
-------

When you give a refund for a purchase made with a Card, you must credit that Card account (Credit). You must create a record of Credit (Credit Record) and submit the Credit to us within seven (7) days of determining the Credit is due. We will debit the full amount of the Credit from the applicable Account (as defined in this Agreement). If we are unable to debit such amount, you must pay us promptly upon receipt of our invoice. You agree to issue Credits only for Charges made with the Card. You agree not to give a cash refund for goods or services purchased with the Card.

Refunds
-------

Your refund policy for purchases made with the Card must be at least as favorable as your refund policy for purchases made with any other form of payment. You agree to disclose your refund policy to Cardmembers at the time of the purchase and in a manner that complies with applicable law.

Submission and Acceptance of Charges and Credits
------------------------------------------------

You agree to submit all Charges to us within seven (7) days of the date they are incurred; provided, however, that you agree not to submit any Charge until the goods or services purchased have been delivered to the Cardmember. You agree to submit Credits as described above in "Credits." Charges and Credits will be deemed accepted on a given business day if received and processed before our close of business for that day at the location we designate. You agree not to submit Charges or Credits on behalf of any other entity.

You warrant that all indebtedness arising from Charges that you submit is genuine and free of any liens, claims or encumbrances. You acknowledge that you have no right to bill and/or collect from any Cardmember for any purchase made with the Card.

When you submit Charges and Credits electronically (Charge Data), you agree to do so over communications lines or via magnetic tape in machine-readable format (Transmission). Even if you transmit Charge Data electronically you agree to still create and retain electronically reproducible Charge Records and Credit Records.

In the event that you submit Charges and Credits on paper, you agree to submit Charge Records and Credit Records on forms approved by us and in accordance with the instructions we provide and containing the information we require, including but not limited to the Establishment number we assign to you.

Transmissions must comply with the specifications we provide and must contain information required by us, including, but not limited to the Establishment number we assign to you and a description of the goods or services purchased which is acceptable to us. At our request you agree to place additional, less or differently formatted information on Transmissions within thirty (30) days written notice from us. We are not obligated to accept any Transmission that does not comply with our requirements.

Processors
----------

You may retain, at your expense, a third party approved by us (Processor) for obtaining Authorizations and/or submitting Charge Data. You, and not American Express, are responsible for any errors, omissions, delays or expenses caused by your Processor. You agree to provide us with all relevant information we request about your Processor and you agree to notify us promptly in writing if you change your Processor.

Recurrent Billing
-----------------

If you offer automatic recurrent billing for a series of separate purchases, Cardmembers must sign a consent form (Consent Form) authorizing you to charge their Card accounts for specific amounts at specific times (Recurrent Billing Charges). You agree to obtain a Consent Form before submitting the first Recurrent Billing Charge. The Consent Form must include the Cardmember's name, Card account number and signature; the amount of each Recurrent Billing Charge: the frequency of such Recurrent Billing Charges; the date the Recurrent Billing Charges will begin and end; and a statement that the Cardmember may cancel the Consent Form at any time. You agree to retain Consent Forms for twenty-four (24) months from the date you submit the last Recurrent Billing Charge. Before submitting each Recurrent Billing Charge, you must obtain Authorization.

Document Retention
------------------

For each Charge and/or Credit, you agree to retain the original Charge Record or Credit Record and all documents evidencing such transaction or reproducible record thereof, for twenty-four (24) months from the later of the date (i) you submitted the Charge or the Credit to us or (ii) you have fully delivered the goods or provided the services purchased. You agree to provide a copy of the Charge Form or Credit Form and other supporting documents to us within twenty-five (25) calendar days of our request and you acknowledge that we will have the right to Full Recourse with respect to any Charge for which you fail to provide such documents within such time period.

Honoring Cards
--------------

You agree to honor Cards properly presented in accordance with this Agreement. When a customer asks what payment methods you accept, you agree to mention the American Express Card. When a Cardmember makes or requests to make a purchase or purchase with the Card, you agree: not to try, in any way, to persuade the Cardmember to use any other payment method; not to offer to extend credit or charge services to the Cardmember for that transaction through your own or any other charge, credit, debit or similar card or service; and not to criticize or mischaracterize the Card. You agree not to state or publish a preference for any other charge, credit, debit or similar card or service over the Card.
Except for special promotions of limited duration funded by an issuer of another charge, credit, debit or similar card or service over the Card. Except for special promotions of limited duration funded by an issuer of another charge, credit or debit card, and subject to your compliance with the immediately preceding sentence, you agree not to promote the use of any other charge, credit, debit or similar card or service (except for your won card which is issued solely by you and is usable only at your Establishments), more actively than you promote the use of the Card.

You agree to display American Express signs, decals and other identification (as applicable) prominently at all locations of Governmental Entities and American Express identification in your marketing materials.

PAYMENT

We will pay you, or designated bank accounts for the benefit of Governmental Entities, in Unites States Dollars for the face amount of Charges you submit on behalf of such Governmental Entities. We will send payment in accordance with the payment plan you select. Establishments located in Canada must submit Charges in Canadian Dollars and will be paid in Canadian Dollars. You may not receive payment on behalf of any other entity except for Governmental Entities. You are solely responsible for payment to Governmental Entities for any and all Charges and/or payments received by you on behalf of Governmental Entities and/or paid to the designated bank accounts referenced above. We shall have no obligation to make any payments to Governmental Entities.

Discount Rate
-------------

The Discount is the amount we charge you for accepting the Card on behalf of the Governmental Entities. The initial Discount rates are the percentages set forth on the signature page of this Agreement. Effective every April 1st (beginning after your first full calendar year of Card acceptance) we may adjust the Discount rates. We further have the right to adjust the Discount rate at any time upon thirty (30) days written notice to you.

Payment Method
--------------

Under the Electronic Pay Program (Electronic Pay), funds are sent electronically via the Automated Clearing House of the Federal Reserve System (ACH). You must
---
designate demand deposit accounts (Accounts) at banks (Banks) that participate in ACH. You must also provide to us the required information about the Accounts and the Banks and you must notify the Banks that we may have access to the Accounts to make payments. American Express will initiate payment to the Accounts via ACH within three (3) calendar days (excluding Sunday and any
         ---
Federal Reserve holiday) after we receive and process your Charges. If payment date falls on a day that our bank is not open for processing ACH payments, we will initiate payment on the next day that our bank is open for processing ACH payments. We will not be responsible for any obligations or liabilities, including but not limited to incidental or consequential damages over and above the amount of the applicable debit, credit or adjustment to an Account in the event that any such debit, credit or adjustment is not honored by a Bank or is improperly applied to an Account. If payment is made by check, we will charge a fee of 95 cents per check.

Following the end of any month in which Charges are submitted to us, we may debit your Account for the total amount of Discount for all Charges which we received during such month. In addition, we may debit your Account for any amounts you owe us, including but not limited to amounts subject to Full Recourse, and for any Credits issued. You must notify your Bank that we may have access to your Account(s) to debit such Account(s).

FULL RECOURSE

Full Recourse means that we have the right to payment from you for the full amount of each Charge subject to such right. We may debit the applicable Account or you shall pay us promptly upon receipt of our invoice. We shall have Full Recourse if you do not comply with the terms of this Agreement with respect to a Charge(s), even if we had notice when we paid you for the Charge(s) that you did not so comply and even if you obtained Authorization for the Charge(s) in question. We shall have Full Recourse with respect to all Charges involving taxes of any form. We will also have right to Full Recourse as provided elsewhere in this Agreement.

DISPUTED CHARGES

If we contact you regarding a claim, complaint, or question about any Charge (Disputed Charge) you shall respond to us in writing within twenty-five (25) days after we contact you. We will have Full Recourse for the amount of each such Disputed Charge if, by the end of that time period, you have not provided us with a written substantive response to our inquiry that addresses all the aspects of the Cardmember's claim and includes all documentation you do have or should have relating to the Disputed Charge which enables us to resolve the dispute.

If a Cardmember, despite your reply, continues to withhold payment for such Disputed Charge and the Cardmember has the right under applicable law to withhold such payment, we will have the right to Full Recourse for such Charge.

PROHIBITED TRANSACTIONS

You agree not to accept the Card for: Capital obligations and/or extraordinary expenses, including penalties or fines of any kind (except as permitted by applicable law), damages, losses or any other costs or fees that are beyond the normal basic fee for the goods or services provided; gambling services, gambling chips or gambling credits; cash; goods which will be resold; sales made under a different trade name, business affiliation and/or industry than indicated on the signature page hereof; sales by third parties (other than Governmental Entities); or amounts which do not represent a bona fide sale of goods or services or the collection of funds on behalf of Governmental Entities, at your Establishment.

CONFIDENTIALITY

Each party shall keep confidential and not disclose to any third party the terms of this Agreement and any information it receives from the other party that is not publicly available.

You agree that the names, addresses and account numbers of Cardmembers are the sole and exclusive property of American Express. You must not use or disclose any Cardmember's name, address or account number except as provided in this Agreement. We shall keep confidential your Administrative Service Fees.

TRADEMARKS AND SERVICE MARKS

This Agreement does not give either party any rights in the other party's name, logo, service marks, trademarks, trade names, taglines or any other proprietary designation (Marks). No use may be made of either party's Marks without the prior written permission of that party. Where you mention the Card as a payment method you agree to use our Marks, but only as described in our logo sheets.
You agree that we may list the name and address of you and your Establishment(s) in materials containing lists of establishments which accept the Card which we may publish from time to time.

NOTICES

Unless otherwise notified, you will send     Notices will be sent to you at:
all notices to:

American Express Travel Related              US AUDIOTEX, LLC
Services Company, Inc.                       ----------------
200 Vesey Street                             18 CROW CANYON CT STE 300
New York, N.Y. 10285                         -------------------------
Attention:  Joseph Quagliata                 SAN RAMON, CA 94583
                                             Attn:  Debbie P. Soleta
With a copy to:                              -----------------------
---------------

American Express Travel Related
-------------------------------
Services Company, Inc.
----------------------
200 Vesey Street
----------------
New York, N.Y. 10285
--------------------
Attention:  Yvonne DeCicco
--------------------------

INDEMNIFICATION

Each party agrees to indemnify and hold harmless the other party, its parent, subsidiaries, affiliates, licensees, successors and assigns from and against any and all damages, losses, costs and/or expenses, including but not limited to reasonable attorneys' fees, arising from the indemnifying party's actions or failure to act in connection with the relationship established by this Agreement, including but not limited to the breach of this Agreement by the indemnifying party. You shall also indemnify and hold harmless American Express, our parent subsidiaries, affiliates, licensees, successor and assigns from any and all claims and actions initiated by Government Entities.

TERMINATION

The Agreement will commence on the Effective Date and continue for a period of three (3) years (Initial Term). After the Initial Term, this Agreement will remain in effect until terminated by either party upon written notice to the other party. The termination will be effective sixty (60) days after receipt of such notice.

In the event that you state or publish a preference for any other charge, credit, debit or similar card or service over the Card, and in addition to any and all other rights and remedies we may have under this Agreement and/or in law or in equity, we shall have the right to immediately terminate this Agreement upon our sending written notice of such termination to you.

You agree that this Agreement is a contract to extend financial accommodations and that if bankruptcy proceedings or similar proceedings are filed with respect to your business, this Agreement is automatically terminated. If you cease or adversely alter your operations, or if you sell all or substantially all of you assets or stock, or if you become insolvent or if we receive a disproportionate number of Cardmember inquiries or complaints relating to Charges at your Establishments or if we have reasonable cause to believe that you will not be able to perform all your obligations under this Agreement, we may, in our discretion, immediately terminate this Agreement. You must notify us immediately if any of the above events occur.

You further agree that if, in our reasonable business judgment, it is necessary to create a reserve as security for your obligations to us under this Agreement, or any other agreement between you and us, we may withhold payment from you in an amount calculated based on our experience with your business and no greater than necessary to protect our rights to Full Recourse and to process Credits under this Agreement and our rights under any other agreement between you and us. We have the right to deduct from and recoup and offset against the reserve amounts you owe us under such agreements. We will notify you if we withhold payments.

Upon termination, you must: 1) remove all American Express identification and return our materials and equipment immediately; 2) submit any Charges incurred prior to the termination in accordance with this Agreement; and 3) submit any Credits relating to these Charges in accordance with this Agreement. Our rights under the sections entitled "Full Recourse," "Disputed Charges." "Confidentiality," "Indemnification" and "Termination" shall survive termination of this Agreement.

COMPLIANCE WITH LAWS

Each party agrees to comply with all laws, regulations and rules applicable to its respective business. You represent and warrant to us that you have the right to collect the Administrative Service Fees from Cardmembers and your collection of such Administrative Service Fees does not violate any Federal, state or local law or regulation.

GOVERNING LAW

THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS NEGOTIATED, EXECUTED AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK.

ASSIGNMENT

You may assign this Agreement to your parent corporation and/or any of your subsidiaries or affiliates which you control or wholly-own, which entity is engaged in the same business as you are engaged in as of the Effective Date hereof and is fully capable of performing all your financial and business obligations hereunder. We may assign this Agreement to our parent corporation and/or any of our subsidiaries or affiliates.

NO WAIVER

Failure to enforce any term or condition of this Agreement shall not be a waiver of the right to later enforce such term or condition or any other term or condition of this Agreement.

CHANGING THIS AGREEMENT

Any change(s) to this Agreement must be in writing and must be duly signed by both parties.

ENTIRE AGREEMENT

This Agreement is the entire agreement with respect to the subject matter hereof and supersedes any previous agreement with respect to the subject matter hereof.

AUTHORITY TO SIGN

Each party represents that the individual who signs this Agreement has authority to do so and to bind it to the terms and conditions of this Agreement.

                                           AMERICAN EXPRESS TRAVEL
                                           RELATED SERVICES COMPANY, INC.

                                           By:
                                              -----------------------
                                              David House
                                              President, Establishment Services
US AUDIOTEX, LLC
                                                        Discount Rate
----------------
BY: (Signature)                                 Property Taxes    1.80%
                                                Citations         2.10%
Debbie P. Soleta                                Fax Filing        3.00%
----------------                                Utilities         2.50%
Name: (Print)

VP-FINANCE
________________
Title: (Print)

Effective Date: 12/9 ,1998

STANDARD AGREEMENT                              -------------------------------
STD. 2(REV 5-91)                                 CONTRACT NUMBER   AM. NO.
                                                DGS MSA OFA-NOVUS  02

                                                -------------------------------
                                                TAXPAYER'S FEDERAL EMPLOYER I.D.
                                                36-4020792

                                                -------------------------------

THIS AGREEMENT, made into and entered into this 11th day
of May 1998, in the State of California, by and between
the State of California, through its duly elected or
appointed, qualified and acting
--------------------------------------------------------
TITLE, OFFICER ACTING
FOR THE STATE            AGENCY

--------------------------------------------------------
Director                 Department of General Services, hereafter called the
-------------------------------------------------------- State, and
CONTRACTOR'S NAME

NOVUS SERVICES, INC./First Data Merchant Services (FDMS), hereafter called the -------------------------------------------------------- Contractor.

WITNESSETH: That the Contractor and in consideration of the covenants, conditions, agreements, and stipulations of the State hereinafter expressed, does hereby agree to furnish to the State services and materials as follows:
(Set forth service to be rendered by Contractor, amount to be paid Contractor, time for performance or completion and attach plans and specifications, if any.)

This Amendment is for the purpose of extending the term of the Master Service Agreement (MSA) DGS MSA OFA-NOVUS. The term shall be from Nov. 12, 1996, to Nov. 13, 1999.

Except as amended herein, all terms of this MSA remain in full force and effect.

CONTINUED ON ___ SHEETS, EACH BEARING NAME OF CONTRACTOR AND CONTRACT NUMBER.
================================================================================
The provisions on reverse side hereof constitute a part of this agreement.
IN WITNESS WHEREOF, this agreement has been executed by the parties hereto, upon the date first above written.
================================================================================
                              STATE OF CALIFORNIA
--------------------------------------------------------------------------------
AGENCY

Department of General Services
--------------------------------------------------------------------------------
BY (AUTHORIZED SIGNATURE)

/s/ GARRY NESS
--------------------------------------------------------------------------------
PRINTED NAME OF PERSON SIGNING

GARRY NESS
--------------------------------------------------------------------------------
TITLE

Assistant Chief Counsel
================================================================================
                                   CONTRACTOR
--------------------------------------------------------------------------------
CONTRACTOR (If other than an individual, state whether a corporation, partnership, etc.

NOVUS Services, Inc.          First Data Merchant Services
--------------------------------------------------------------------------------
BY (AUTHORIZED SIGNATURE)

/s/ Joseph Hurley Gov. Business Mgr              /s/ Drew Freeman
--------------------------------------------------------------------------------
PRINTED NAME AND TITLE OF PERSON SIGNING

Joseph Hurley, Gov. Business Mgr                Drew Freeman
                                                 Vice President
--------------------------------------------------------------------------------
ADDRESS

2500 Lake Cook Rd., 2W
RiverWoods, IL  60015
================================================================================
AMOUNT ENCUMBERED BY THIS DOCUMENT
$
--------------------------------------------------------------------------------
PRIOR AMOUNT ENCUMBERED FOR THIS CONTRACT
$
--------------------------------------------------------------------------------
TOTAL AMOUNT ENCUMBERED TO DATE
$
--------------------------------------------------------------------------------
PROGRAM CATEGORY (CODE AND TITLE)               FUND TITLE

--------------------------------------------------------------------------------
(OPTIONAL USE)

--------------------------------------------------------------------------------
ITEM                          CHAPTER           STATUTE         FISCAL YEAR

--------------------------------------------------------------------------------
OBJECT OF EXPENDITURE (CODE AND TITLE)

--------------------------------------------------------------------------------
I hereby certify that upon my own personal            T.B.A. NO.    B.R. NO.
knowledge that budgeted funds are available
for the period and purpose of the expenditure
state above.
--------------------------------------------------------------------------------
SIGNATURE OF ACCOUNTING OFFICER                       DATE

================================================================================
|_| CONTRACTOR   |_| STATE AGENCY   |_| DEPT. OF GEN. SER   |_| CONTROLLER   |_|

                         Department of General Services
                                    Use Only

                                  [ILLEGIBLE]

                                    APPROVED

                                   JUN 9 1998

STATE OF CALIFORNIA

STANDARD AGREEMENT
3TD. 2(REV 5-91) (REVERSE)

      1. The Contractor agrees to indemnify, defend and save harmless the State, its officers, agents and employees from any and all claims and losses accruing or resulting to any and all contractors, subcontractors, materialmen, laborers and any other person, firm or corporation furnishing or supplying work services, materials or supplies in connection with the performance of this contract, and from any and all claims and losses accruing or resulting to any person, firm or corporation who may be injured or damaged by the Contractor in the performance of this contract.

      2. The Contractor, and the agents and employees of Contractor, in the performance of the agreement, shall act in an independent capacity and not as officers or employees or agents of State of California.

      3. The State may terminate this agreement and be relieved of the payment of any consideration to Contractor should Contractor fail to perform the covenants herein contained at the time and in the manner herein provided. In the event of such termination the State may proceed with the work in any manner deemed proper by the State. The cost to the State shall be deducted from any sum due the Contractor under this agreement, and the balance, if any, shall be paid the Contractor upon demand.

      4. Without the written consent of the State, this agreement is not assignable by Contractor either in whole or in part.

      5.    Time is of the essence in this agreement.

      6. No alteration or variation of the terms of this contract shall be valid unless made in writing and signed by the parties hereto, and no oral understanding or agreement not incorporated herein, shall be binding on any of the parties hereto.

      7. The consideration to be paid Contractor, as provided herein, shall be in compensation for all of Contractor's expenses incurred in the performance hereof, including travel and per diem, unless otherwise expressly so provided.

MSA Number: DGS MSA OFA-NOVUS
Contractor: NOVUS SERVICES, INC. / First Data Merchant Services (FDMS)

1. The State is permitted to process debit card sales through the following national and regional debit Networks which list of regional Networks may be supplemented from time to time upon the written agreement of the State and the Contractor and otherwise in accordance with the terms of the Master Service Agreement (MSA).

            i)    EXPLORE
            ii)   INTERLINK
            iii)  MAESTRO

2. In connection with the processing of debit card sales through such Networks, State agrees to comply (and hereby assumes all liability for any failure to so comply) with the operating rules and regulations of such Networks as such rules and regulations may exist from time to time, including with respect to certain regional Networks.

3. STATE FURTHER AGREES THAT CARD SALES USING DEBIT CARDS MUST BE APPROVED AS AN ON-LINE ELECTRONIC AUTHORIZATION THROUGH THE APPLICABLE NETWORK AND THE STATE AGREES THAT IT WILL NOT ACCEPT ANY DEBIT CARD IN CONNECTION WITH A CARD SALE WITHOUT SUCH APPROVAL.

4. Compliance. State shall comply with the Network rules and with applicable federal, state, and local laws, rules and regulations, including without limitations, the Electronic Funds Transfer Act and Regulations E of the Board of Governors of the Federal Reserve System. Without limiting the generality of the foregoing, State agrees that:

      a) Each card sale transacted with a debit card shall be submitted immediately for on-line electronic authorization and shall not be stored and processed at a later time;

      b) For each card sale transacted with a debit card (or series of card sales transacted with a debit card by the same cardholder), the cardholder shall be required to enter his or her Personal Identification Number (PIN) through a PIN pad located at the point of sale;

      c) The PIN pad shall be situated so as to permit cardholders to input their PINs without revealing them to other persons, including State personnel;

      d) State shall instruct its personnel that they shall under no circumstances ask any cardholder to disclose his or her PIN and in the event that any of State's personnel nevertheless becomes aware of any cardholder's PIN, such personnel shall not create or maintain any record of such PIN and shall not use such PIN or disclose such PIN to any other person;

      e) For each card sale transacted with a debit card, a transaction receipt in conformity with Regulation E shall be made available to the cardholder;

      f) State agrees not to establish a minimum or maximum transaction amount as a condition for use of a debit card and not to charge any cardholder for the use of any debit card in connection with a card sale, unless the Network rules applicable to such debit card permit such a charge to be made and unless the

MSA Number: DGS MSA OFA-NOVUS
Contractor: NOVUS SERVICES, INC.

8. Conflict Language. In the event of a conflict between the MSA language and the language of any document(s) incorporated by reference, the MSA language will prevail. In case of disagreement between the RFP and the Contractor's proposal, the RFP will prevail.

9. Valid Agreement. This agreement shall not be valid until signed by all parties and approved by the DGS, Office of Legal Services. No services shall be provided and no services shall be billed under this agreement prior to approval by the DGS, Office of Legal Services.

10. Purpose. Upon approval of this agreement, the basic services to be offered include credit and charge card acceptance and processing services for state agencies. The State is seeking to implement as many payment vehicles as are practical and secure to improve its efficiency and the level of service experienced by all parties which pay the State money. Accordingly, Contractor may add materials, new features to the services, or offer new electronic information services and payment technologies such as debit card, prepaid/smart card, and Internet. Any charges and terms and conditions established by Contractor for new materials, features, or electronic information services and payment technologies must be approved by DGS.

11. Modification. If all parties agree, the terms and conditions of this MSA may be modified by amendment. Amendments to the terms of this MSA shall be valid when made in writing and agreed to and signed by the parties to this MSA. No oral understanding or agreement not incorporated in the MSA shall be binding on the parties of this MSA.

12. Objectives. Under the MSA, individual subscribers will be able to establish working agreements with the Contractor in accordance with their specific requirements. The Contractor will be able to provide solutions to the particular requirements of subscribers regarding accounting practices, information requirements associated with some payments, and recovery of costs associated with card acceptance.

13. Subscribers. The below referenced state departments, agencies, and political subdivisions of the State may request services from the
      Contractor:

            .     The Executive Branch;
            .     The Legislative Branch;
            .     The Judicial Branch;
            .     Constitutional Officers;
            .     California State Universities;
            .     Community Colleges; and
            .     Political subdivisions of the State, such as city and county governments and special districts.

14. Subscription Agreement. The subscription agreement executed between the Contractor and the subscribing organization shall incorporate this MSA. State agencies of the Executive Branch should complete a Standard Agreement, Form STD. 2. Subscribers not authorized to use the Standard Agreement should use the appropriate equivalent contract form. A sample of how to complete the Form STD. 2 to contract for credit card services is provided as Attachment 1 to the MSA. To better meet the specific needs of the subscribing organization, a subscription agreement may contain a particular set of terms and conditions, as mutually agreed, provided that
      1) they comply with, and meet all requirements of, the codes and regulations of the State of California; and 2) there are no

MSA Number: DGS MSA OFA-NOVUS
Contractor: NOVUS SERVICES, INC.

      conflicts with the terms and conditions of this MSA. The terms and conditions of the MSA take precedence over any subscription agreement. Each subscribing organization shall designate a contact person to receive required written reports and notices.

15. Pricing. In consideration of Contractor's processing services, subscribers will pay in arrears pricing based on pricing grids provided in Section 14.0, pages 22 and 23, of the Contractor's proposal. Initial pricing for each method utilized for NOVUS or VISA and MasterCard processing will be based on the subscriber's estimated average ticket size. The Contractor will review quarterly for actual combined average ticket for all subscribers for actual processing method utilized and adjust pricing accordingly. The Contractor will send to each subscriber and to the Departmental Contact identified below quarterly notices documenting all price adjustments as a result of a change in the combined average ticket for all subscribers for actual processing method utilized. For this MSA, annual quarters are as follows:

            First Quarter     January, February, March
            Second Quarter    April, May, June
            Third Quarter     July, August, September
            Fourth Quarter    October, November, December

16.   VISA and MasterCard Interchange Assessment Rates. The pricing specified in item 15 is subject to fluctuations in the VISA and MasterCard interchange assessment rates. These rates are outside of the control of the Contractor; therefore, both increases and decreases in the rates are to be passed on to the State in amounts reflective of changes in official interchange assessment rates promulgated by VISA and MasterCard. Contractor will send to each subscriber and to the Departmental Contact identified below notices documenting all pricing adjustments resulting from official changes in interchange assessment rates.

17. MSA Official Contact Persons. Reports and notices required under the MSA shall be in writing and delivered to the appropriate address(es) below. Each party shall notify the other of any change in name and address.

      Gloria Anderson, Departmental Contact   Yvonne DeCicco, Sr. Business
      Department of General Services            Manager
      Office of Fleet Administration          NOVUS SERVICES, INC.
      8000 Q Street                           818 Connecticut Avenue, Suite 601
      Sacramento, CA 95814                    Washington, DC 20008


      E-mail: glanders@dgs.ca.gov             FAX: (202) 331-2140
      FAX: (916) 327-2075                     Telephone: (202) 331-0044
      Telephone: (916) 327-2107

18. Statewide Reports. Quarterly, the Contractor will provide a summary report of all billings under this MSA to the Departmental Contact identified in item 17.

19. Financial Liability. Each subscriber must complete a subscription agreement for services and is responsible for payment for those services, subject to appropriations of their controlling body. The State will not accept liability for accounts of non-state subscribers (Community Colleges and Political Subdivisions).

MSA Number DGS MSA OFA-NOVUS
Contractor: NOVUS SERVICES, INC.

20. Invoicing. Each subscriber shall provide billing information (mailing address, contact person, etc.) as requested by the Contractor. The Contractor shall bill each subscriber monthly for services and equipment, if applicable. The invoice shall reference the MSA number and subscriber's subscription contract number. Contractor will provide a telephone number, fax number, and address to each subscriber for billing comments or inquiries.

21. Convenience Fees. Usage of convenience fees is subject to approval by the appropriate governing bankcard association, American Express or NOVUS SERVICES.

22. Card Payment Deposits. All participating state agencies are required to open a Zero Balance Account (ZBA) at a selected Centralized Treasury System (CTS) bank to accept card payment transactions. The Contractor shall transmit the total amount of the card payment transactions, less the amount of any convenience fees, for each agency to the appropriate ZBA each day. Either Automated Clearing House (ACH) or Fedwire may be used. The vendor may not debit or reduce any payment transaction in the ZBA. The Contractor shall settle in gross daily and process chargebacks and adjustments through a separate process agreeable to the State.

23. Assignability. This MSA may not be assigned, in whole or in part, by State or Contractor without the prior written approval of the other party.

24. Standard Forms. Required standard forms are available as follows: 1) Vendor Data Records (STD. 204), Appendix B of Contractor's proposal, and
      2) Nondiscrimination Compliance Statement (STD. 19), Appendix B of Contractor's proposal. A Nondiscrimination Clause (STD. 17A) is provided as Attachment 2 and incorporated by reference and made part of this MSA.

25. Separability. If any provision of this MSA is held by a court of competent jurisdiction to be void or unenforceable, the remainder of this MSA shall remain in full force and effect.

26. Discover Card. Contractor will completely process all Discover Card and other NOVUS card brands and settle directly to subscribers.

27. American Express. Contractor will provide processing (authorization, capture, and routing) for American Express once subscribers have completed a separate subscription agreement with American Express. Settlement will be made directly to the State by American Express.

28. No Additional Requirements or Qualifications. The Contractor agrees that no additional requirements or qualifications to the terms and conditions of this agreement beyond what is required by Federal and state laws and regulations, or by VISA and MasterCard operating rules, or by prudent operating requirements shall be made in carrying out the Contractor's stated obligations herein.

                                                                    Attachment 1

                                     SAMPLE

This is an example of how to complete the Form Standard 2, to contract for credit card vendor services. If your agency has special requirements, include them in this document. Contract duration, dollar amounts, and reporting requirements may vary by agency.

                                  [ILLEGIBLE]

--------------------------------------------------------------------------------
State of California
                                                      --------------------------
STANDARD AGREEMENT              APPROVED BY THE       CONTRACT NUMBER    AM. NO.
3TD. 2(REV 5-91)                ATTORNEY GENERAL
                                                      --------------------------
                                                      TAXPAYER'S FEDERAL
                                                      EMPLOYER IDENTIFICATION
                                                      NUMBER

                                                      --------------------------

THIS AGREEMENT, made and entered into this ( ) day of (month) 19xx, in the State of California, by and between State of California, through its duly elected or appointed, qualified and acting

TITLE, OFFICER ACTING FOR STATE       AGENCY

Subscribing Agency                                       hereafter called the
-------------------------------------------------------- state, and
CONTRACTOR'S NAME

Credit Card Vendor                                        hereafter called the
--------------------------------------------------------  Contractor.

WITNESSETH: That the Contractor and in consideration of the covenants, conditions, agreements, and stipulations of the State hereinafter expressed, does hereby agree to furnish to the State services and materials as follows:
(Set forth service to be rendered by Contractor, amount to be paid Contractor, time of performance of completion, and attach plans and specifications, if any.)

Master Services Agreement DGS MSA OFA ______, is incorporated by reference and made part of this agreement. The subscriber acknowledges receipt of the Master Services Agreement terms and conditions. Both parties agree to be bound by all terms and conditions contained in the Master Services Agreement.

The Amount of this contract shall not exceed $_________.

The term of this agreement shall be from ___________, 19__ to ___________, 19__, and may be extended for three annual periods upon the written consent of both parties.

The vendor agrees to provide the following special report requirements to the subscriber:
      (e.g. Annual activity summary)

CONTINUED ON (NUMBER) SHEETS, EACH BEARING NAME OF CONTRACTOR AND CONTRACT
NUMBER.
================================================================================
The provisions on the reverse side hereof constitute a part of this agreement. IN WITNESS WHEREOF, this agreement has been executed by the parties hereto, upon the date first above written.
================================================================================
                              STATE OF CALIFORNIA
--------------------------------------------------------------------------------
AGENCY

Subscribing Agency
--------------------------------------------------------------------------------
BY (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
PRINTED NAME OF PERSON SIGNING

--------------------------------------------------------------------------------
TITLE

================================================================================
                                   CONTRACTOR
--------------------------------------------------------------------------------
CONTRACTOR (If other than an individual, state whether a corporation, partnership, etc.

Credit Card Vendor
--------------------------------------------------------------------------------
BY (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
PRINTED NAME AND TITLE OF PERSON SIGNING

--------------------------------------------------------------------------------
ADDRESSEE

================================================================================
AMOUNT ENCUMBERED BY THIS DOCUMENT
$
--------------------------------------------------------------------------------
PRIOR AMOUNT ENCUMBERED FOR THIS CONTRACT
$
--------------------------------------------------------------------------------
TOTAL AMOUNT ENCUMBERED TO DATE
$
--------------------------------------------------------------------------------
PROGRAM CATEGORY (CODE AND TITLE)               FUND TITLE

--------------------------------------------------------------------------------
OPTIONAL USE

--------------------------------------------------------------------------------
ITEM                          CHAPTER           STATUTE         FISCAL YEAR

--------------------------------------------------------------------------------
OBJECT OF EXPENDITURE (CODE AND TITLE)

--------------------------------------------------------------------------------
I hereby certify that upon my own personal            T.B.A. NO.    B.R. NO.
knowledge that budgeted funds are available
for the period and purpose of the expenditure
state above.
--------------------------------------------------------------------------------
SIGNATURE OF ACCOUNTING OFFICER                       DATE

================================================================================
|_| CONTRACTOR   |_| STATE AGENCY   |_| DEPT. OF GEN. SER   |_| CONTROLLER

                         DEPARTMENT OF GENERAL SERVICE
                                    USE ONLY
--------------------------------------------------------------------------------

NONDISCRIMINATION CLAUSE (OCP-1)
3TD. 17A (REV 3-95) FMC

      1. During the performance of this contract, contractor and its subcontractors shall not unlawfully discriminate, harass or allow harassment, against any employee or applicant for employment because of sex, race, color, ancestry, religious creed, national origin, disability (including HIV and AIDS), medical condition (cancer), age, marital status, denial of family and medical care leave and denial of pregnancy disability leave. Contractors and subcontractors shall insure that the evaluation and treatment of their employees and applicants for employment are free from such discrimination and harassment. Contractor and subcontractors shall comply with the provisions of the Fair Employment and Housing Act (Government Code,
            Section 12900 et seq.) and the applicable regulations promulgated thereunder (California Code of Regulations, Title 2, Section 7285.0 et seq.). The applicable regulations of the Fair Employment and Housing Commission implementing Government Code, Section 12990 (a-f), set forth in Chapter 5 of Division 4 of Title 2 of the California Code of Regulations are incorporated into this contract by reference and made a part hereof as if set forth in full. Contractor and its subcontractors shall give written notice of their obligations under this clause to labor organizations with which they have a collective bargaining or other agreement.

      2. This contractor shall include the nondiscrimination and compliance provisions of this clause in all subcontracts to perform work under the contact.

                                  ATTACHMENT A

                               LYNK SYSTEMS, INC.
                                DEBIT INFORMATION

Claire Mendonca
Novus Services, Inc.
818 Connecticut Avenue NW
Suite 601
Washington, DC 20006
Phone: (800) 310-4740, Ext. 426
Fax: (208) 939-4903

Lynk Systems, founded in 1991, is a third party processor authorizing transactions for ATM debit cards and check verification. Lynk is connected to all major ATM debit card payment systems. Lynk's data center operates 24 hours a day, seven days a week proprietary technology residing on Stratus fault-tolerant computers, providing continuous availability.

The pricing information is as follows:

      $199 PINPad 1000
      $15 Encryption Fee
      $10 Shipping Fee for PINPad
      $10 Month Statement & Technical Helpdesk Fee
      $.34 Transaction Fee plus the Network acquirer fee (varies from $.00-$.11/trans)
      $.10 Transaction Decline Fee plus the Network acquirer fee
      $.10 Batch Fee

You have a choice of Networks:

            Basic State of California Package (Interlink & Explorer)
                      $60 Application Fee/Installation Fee
              Premium Package which includes all National Networks
                      $85 Application Fee/Installation Fee

                      [LETTERHEAD OF NOVUS SERVICES, INC.]

September 25, 1996

Gloria Anderson, Departmental Contact
Department of General Services
Office of Fleet Administration
800 Q Street
Sacramento, CA 95814

Dear Ms. Anderson:

NOVUS Services, Inc. hereby submits this response to the State of California's Request for Proposal for Card Payment Acceptance Services. NOVUS Services intends to enter into a contract with the State of California for its card payment processing needs and will meet all of the mandatory requirements as set forth in its RFP.

In addition, NOVUS Services has responded to the RFP in detail to demonstrate the NOVUS Services system, the service it will provide, and its ability to support the State of California's card transaction processing.

Thank you very much for the Opportunity to bid on the State of California's Request for Proposal for Card Payment Acceptance Services. If you have any questions or concerns regarding this response, please contact Mary Pappas at
(847) 405-3959 or Claire Mendonca at (208) 939-4902.

Sincerely,


/s/ Yvonne DeCicco/MP

Yvonne DeCicco
Sr. Business Manager
Government Relations

cc:   M. Pappas
      C. Mendonca-

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------

Section - Paragraph Headings                                        Page Number
----------------------------                                        -----------

6.4   Introduction                                                         1

6.6   Vendor Profile                                                       2
      6.6.5 References                                                     2

6.11  Unique Capabilities                                                  5

7.0   Administrative and Contractual Requirements                          6
      7.4   Term of Contract(s)                                            6
      7.6   Contract Cancellation                                          6
      7.7   Subcontractors                                                 6
      7.9   Standard Documents                                             7

8.0   Convenience Fees and Card Payment Deposits                           8
      8.1   Convenience Fees                                               8
      8.2   Card Payment Deposits                                          8

9.0   Levels of Service                                                    9
      9.1   Manual Processing                                              9
      9.2   Authorization Only                                             9
      9.7   Interactive Voice System (IVR) Interface                       9

10.0  Credit and Charge Card Payment Support Requirements                 10
      10.1  Card Brand Support                                            10
      10.2  Retrievals and Chargebacks                                    10
      10.3  Merchant Help Desk                                            10
      10.4  Credit/Charge Card Transaction Set                            10
      10.5  Authorization and Processing                                  11
      10.6  Authorization and Processing during Downtime                  11
      10.7  Interactive Voice Response (IVR)                              11
      10.8  Settlement and Clearing                                       12
      10.9  Convenience Fee Collection                                    12
      10.10 Funding Procedures                                            12
      10.11 Agency Fee Collection                                         13
      10.12 Reports                                                       13
      10.13 Customer Service                                              14
      10.14 Training and Implementation Support                           15
      10.15 Implementation Schedule                                       15
      10.16 Fraud and Loss Prevention Support                             16
      10.17 American Express and Discover Card Processing                 17
      10.18 System Processing and Response Times                          17

11.0  Technology and Communications Capabilities                          18
      11.1  Computer Systems, Facilities and Sites                        18
      11.2  Hardware, Software and Operating Systems                      18
      11.3  Provisions for Normal Operating Problems                      18
      11.4  Emergency                                                     18
      11.5  Communications Network                                        18

12.0  Terminal Support Services                                           20

13.0  Settlement and Data Transmission Services                           21

14.0  Pricing                                                             22
      14.1  Combined Volume Pricing                                       22
      14.2  Term                                                          22
      14.3  Service Level Pricing                                         22
      14.4  Bundled Pricing                                               22
      14.5  Funds Availability Options                                    22
      14.6  Terminal Pricing                                              23
      14.7  IVR Services                                                  23
      14.8  Other Costs                                                   23

15.0  Other Card or Electronic Payment Options                            24

--------------------------------------------------------------------------------
                                6.4 Introduction
--------------------------------------------------------------------------------

The NOVUS Network is now one of the largest credit card networks in the United States. In 1985 the Discover Card was launched. NOVUS Services has since introduced two new Card Brands. The relaunched Private Issue and the BRAVO Card. There are over 42 million Cardmembers who carry a NOVUS Card Brand. Discover Card remains the corner NOVUS Services Brand represented in 33% of all households nationwide.

Headquartered in Riverwoods, Illinois, NOVUS Services also has Operations Centers in Columbus, Ohio; Sandy, Utah; New Castle, Delaware; and Scottsdale and Glendale, Arizona. These centers serve Merchants and Cardmembers by handling inquiries, settlement, billing, security authorizations and payment processing.

Responding to the increasing interest of government entities to accept credit cards, Novus Services created a government industry group devoted entirely to government accounts on the federal, state and local level. This allows us to address the specific needs of government entities. The group includes government account representatives, specialists in our operations department, specialists at headquarters and government service supervisors. In addition we have local service representatives handling our training and on site support.

Included in the over 2 million merchants nationwide that accept NOVUS Card Brands are Military Exchanges, Moral Welfare & Recreation (MWR) Facilities, the US Mint, US Postal Service and the Smithsonian Institution.

At NOVUS Services superior quality work is the most important element of our product's competitiveness within the financial services industry. We understand that our customers have many options regarding credit card services and that our ability to deliver the highest quality work is at the center of our long term existence and profitability as a financial services company. Our Quality Mission Statement clearly focuses us towards this ultimate goal.

NOVUS Services Quality Mission Statement

We will identify and understand the expectations of our customers and set requirements based on these expectations. We will meet those requirements 100% of the time by doing things right the first time.

--------------------------------------------------------------------------------
                               6.6 Vendor Profile
--------------------------------------------------------------------------------

6.6 Vendor Profile - NOVUS Services, Inc. is a wholly owned subsidiary of NOVUS Credit Services Inc., which is a wholly owned subsidiary of Dean Witter, Discover & Company. Please see the attached organizational charts for a breakdown of company structure.

      6.6.1 Annual reports for the years 1994 and 1995 have been attached as Attachments M and L respectively.

      6.6.2 NOVUS Services does not hold ownership of any other companies.

      6.6.3 NOVUS Services will be using four vendors in its efforts to complete all of the State of California's requirements. First Data Merchant Services will be our BankCard acquirer. U S Audiotex will be our subcontractor for IVR services. Advantis is our communications vendor. Lynk Systems, Inc. provides us with debit card access.

      6.6.4 NOVUS Services is not a member of the Visa or MasterCard Associations. However, we have been a certified processor of both since 1986. Through our relationship with Lynk Systems, we can provide debit card acceptance capabilities on our terminals.

      6.6.5 References

            BankCard Processing:

            1.    Baby Superstores
                  Contact Person: Jerri Miller
                  Phone: (864) 968-2595
                  Processing Services: Visa/MasterCard/NOVUS/American Express Merchant operates 90 locations nationwide in the children's furniture and apparel industry.
                  We have been supporting their card processing since January of 1990.

            2.    Hobby Lobby Stores
                  Contact Person: Patrick Jones
                  Phone: (405) 745-1190
                  Processing Services: Visa/Mastercard/NOVUS
                  Merchant operates 68 locations in the hobby store industry. We have been supporting their card processing since June of 1987.

            3.    Hi-Lo Auto Supply Co.
                  Contact Person: David Barnes
                  Phone: (713) 745-1190
                  Processing Services: Visa/MasterCard/NOVUS
                  Merchant operates 198 locations in the auto parts industry. We have been supporting their card processing since December of 1987.

            4.    Trugreen Chemlawn
                  Contact Person: Dawn Valley/Cheryl Townsend
                  Phone: (901) 681-1884
                  Processing Services: Visa/MasterCard/NOVUS
                  Merchant operates 196 locations nationwide in the lawn and landscaping services industry.
                  We have been supporting their card processing since October of 1992.

            5.    Mail Boxes, Etc.
                  Contact Person: Karen Hillary-Wilks
                  Phone: (619) 455-8849
                  Processing Services: Visa/MasterCard/NOVUS/American Express Merchant operates 2,300 locations nationwide in the mailing services industry.
                  We have been supporting their card processing since June of 1993.

            6.    H & R Block
                  Contact Person: Will be provided at a later date.
                  Phone: Will be provided at a later date.
                  Processing Services: Visa/MasterCard/NOVUS
                  Merchant operates 470 locations nationwide in the tax services industry.
                  We have been supporting their card processing since November of 1995.

            Processing for Government Agencies:

            1.    State of Texas
                  Contact Person: Ellen Rathgerber
                  Phone: (512) 463-5971
                  Processing Services: NOVUS
                  NOVUS Services signed a blanket agreement with the State of Texas in January of 1996.

            2.    Commonwealth of Virginia
                  Contact Person: Judy Siler
                  Phone: (804) 225-2647
                  Processing Services: NOVUS
                  NOVUS Services signed a blanket agreement with the Commonwealth of Virginia in March of 1996.

            3.    State of Wisconsin
                  Contact Person: Gabrielle Cooke
                  Phone: (608) 266-3209
                  Processing Services: NOVUS
                  NOVUS Services signed a blanket agreement with the State of Wisconsin in August of 1996.

            4.    State of Indiana
                  Contact Person: Mike Hinkle
                  Phone: (317) 232-4715
                  Processing Services: NOVUS
                  NOVUS Services signed an agreement with the State of Indiana for State Income Tax collection in January of 1996.

            5.    State of Oklahoma
                  Contact Person: Albert Hurley
                  Phone: (405) 522-4216
                  Processing Services: NOVUS
                  NOVUS Services signed a blanket agreement with the State of Oklahoma in July of 1995.

================================================================================
              Dean Witter, Discover & Co. Management Organization

                                   [GRAPHIC]

                        NOVUS SERVICES 1997 ANNUAL PLAN
                                   EXECUTIVE

                                   [GRAPHIC]

                              NOVUS Services, Inc.
                                1996 Annual Plan

                          Riverwoods - Administration
                             NOVUS Network Services

                                   [GRAPHIC]

                              NOVUS Services, Inc.
                                1996 Annual Plan

                             Riverwoods - Operations
                             NOVUS Network Services

                                   [GRAPHIC]

                              NOVUS Services, Inc.
                                1996 Annual Plan

                         Riverwoods - Marketing Services
                             NOVUS Network Services

                                   [GRAPHIC]

                              NOVUS Services, Inc.
                                1996 Annual Plan

                            Riverwoods - Product Marketing
                             NOVUS Network Services

                                   [GRAPHIC]

                              NOVUS Services, Inc.
                                1996 Annual Plan

                      Riverwoods - Field Sales and Service
                             NOVUS Network Services

                                   [GRAPHIC]

                              NOVUS Services, Inc.
                                1996 Annual Plan

                      Riverwoods - Relationship Management
                             NOVUS Network Services

                                   [GRAPHIC]

                              NOVUS Services, Inc.
                                1996 Annual Plan

                         Riverwoods - Information Assets
                             NOVUS Network Services

                                   [GRAPHIC]

                              NOVUS Services, Inc.
                                1996 Annual Plan

                        Riverwoods - Targeted Acquisition
                             NOVUS Network Services

                                   [GRAPHIC]

                              NOVUS Services, Inc.
                                1996 Annual Plan

                        Riverwoods - International Sales
                             NOVUS Network Services

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                            6.11 Unique Capabilities
--------------------------------------------------------------------------------

1 Single Statement - If NOVUS Services is chosen as your card payment processor all of your Visa, MasterCard, and NOVUS transaction reporting will appear on one statement. Only NOVUS Services can provide this service since all of the other processors responding this RFP do not have access to NOVUS transaction reporting detail.

2 Servicing - NOVUS Service operates three district and one regional office in the State of California. Therefore, we can offer the State, not only the services of our specialized government service staff, but also the experience and attention of approximately 45 local service representatives.

3 Specialized Government Experience - In addition to hundreds of local government entities, NOVUS Services has signed blanket agreements with the State Governments of Texas, Wisconsin, Virginia, and Maryland. We have knowledge of and experience in fulfilling the requirements of boarding and training agencies once the blanket agreement has been executed.

4 24 Hour Redundant Merchant Service - NOVUS Services has two merchant operations facilities. One in Columbus, Ohio, and the other in Phoenix, AZ. Merchant and Terminal services are provided on a 24 hour, 7 day a week, basis. If systems fail at one center, the other is fully capable of fulfilling the needs of the State.

5 Free Supplies and Support - All supplies required to process card transactions will be provided to the State by NOVUS Services at no cost. Training and servicing is also provided to the State at no cost.

--------------------------------------------------------------------------------
                 7.0 Administrative and Contractual Requirements
--------------------------------------------------------------------------------

NOVUS Services, Inc. is prepared to comply with all of the requirements of this section. The following are additional comments to specific subsections.

7.4 Term of Contract(s) - NOVUS Services, Inc. agrees to a contract term of two years beginning January 1, 1997 and to the renewal option of three additional one-year periods. In addition, our standard Governmental Entity Agreement has been attached at Attachment B.

7.6 Contract Cancellation - This provision is consistent with the language in our standard agreement. See Attachment B, Section 19.

7.7 Subcontractors - NOVUS Services, Inc. intends to use the services of four subcontractors in fulfilling the requirements of this RFP. First Data Merchant Services will be our BankCard subcontractor, U S Audiotex will be our Interactive Voice Response system subcontractor, Advantis will be our communications vendor, and Lynk Systems, Inc. will provide our debit card access.

      First Data Merchant Services. Owned by First Data Corporation, FDMS integrates the strengths of four powerful platforms - CES, NaBANCO, Envoy, and TeleMoney - into one large scale unit, with nearly 30 years of experience in the payment processing industry. FDMS will be your Visa and MasterCard acquirer. NOVUS Services has had a working relationship with FDMS for over 10 years.

      U S Audiotex. NOVUS Services has a pre-existing relationship with U S Audiotex which will allow us to provide telephone payment services to the State of California. U S Audiotex is a rapidly-growing California-based provider of Interactive Voice Response (IVR) services to merchants. Their IBM-based software allows for automatic acceptance of credit card payments. The company was founded in 1986 and currently provides their interactive voice response products and services to many governmental agencies, with a concentration of their clients in the State of California. References for their services are available upon request.

      Advantis. Advantis provides networking services to 1000's of commercial customers in the US. Advantis' partner, IBM Global Network, provides worldwide communications services to many commercial customers. Services include SNA, Internetworking, Voice, and Video. Advantis has serviced NOVUS Services since December of 1992.

      Lynk Systems Inc. Lynk, founded in 1991, is a third party processor authorizing transactions for ATM debit cards and check verification. Lynk is connected to all major ATM debit card payment systems. Lynk's data center operates 24 hours a day, seven days a week proprietary technology residing on Stratus fault-tolerant computers, providing continuous availability of service.

7.9 Standard Documents - NOVUS Services, Inc. intends to comply with the terms of the Standard Agreement (STD Form 2) and has attached all relevant forms. See Appendix B - Standard Forms.

--------------------------------------------------------------------------------
                 8.0 Convenience Fees and Card Payment Deposits
--------------------------------------------------------------------------------

In addition to the information in the attached tables, the following are more detailed comments for specific sections.

8.1   Convenience Fees

      8.1.3 Usage of a tiered convenience fee with BankCard transactions is subject to Association constraints. Currently the Associations do not allow tiered convenience fees.

8.2   Card Payment Deposits

      8.2.6 A separate merchant number can be assigned to each location so that the State can more easily track deposits.

      8.2.7 NOVUS Services offers electronic Merchant Daily Letters, Chargeback Notifications, Ticket Retrieval Requests. however Monthly Statements and Invoices are not electronic. Chargeback and Ticket Retrieval information regarding the State's BankCard transactions will be received from FDMS.

                     8.1 Convenience Fee Assessment (*MR*)

---------------------------------------------------------------------------------------
                                                 Planned
                                   Currently   Availability
Functions/Capabilities             Available       Date              Comments
---------------------------------------------------------------------------------------
8.1.1                                                        BankCard usage is subject
Assess a flat convenience fee         X                      to Association approval.

---------------------------------------------------------------------------------------
8.1.2                                                        BankCard usage is subject
Assess a percentage                   X                      to Association approval.
convenience fee
---------------------------------------------------------------------------------------
8.1.3                                                        BankCard usage is subject
Assess a tiered convenience fee       X                      to Association Approval.
---------------------------------------------------------------------------------------
8.1.4                                                        An individual merchant
Provide flexibility for each          X                      number would be required
agency to assess or not assess a                             for each agency.
convenience fee

---------------------------------------------------------------------------------------
8.1.5                                                        An individual merchant
Provide flexibility for each          X                      number would be required
agency to assess or not assess a                             for each agency payment
convenience fee by payment                                   channel.
channel

---------------------------------------------------------------------------------------
8.1.6                                                        An individual merchant
Support variations in                 X                      number would be required
convenience fees at the agency                               for each agency location.
level
---------------------------------------------------------------------------------------

                        8.2 Card Payment Deposits (*MR*)

---------------------------------------------------------------------------------------
                                                 Planned
                                   Currently   Availability
Functions/Capabilities             Available       Date              Comments
---------------------------------------------------------------------------------------
8.2.1
Deposit card transactions, less       X
convenience fees, into agency
ZBA

---------------------------------------------------------------------------------------
8.2.2
Deposit convenience fees into         X
separate vendor account

---------------------------------------------------------------------------------------
8.2.3
Submit monthly invoices for
discount fees and any other           X
fees to individual agencies

---------------------------------------------------------------------------------------
8.2.4
Transmit timely detailed
analysis necessary to reconcile       X
ZBA and convenience fee
deposits

---------------------------------------------------------------------------------------
8.2.5
Provide a directory of
representatives for inquiry           X
and problem resolution

---------------------------------------------------------------------------------------
8.2.6
Identify revenue classification       X
and source

---------------------------------------------------------------------------------------
8.2.7                                                        Monthly Statements and
Electronically transmit all           X                      invoices are not
accounting information to the                                electronic.
State and Participating
Agencies

---------------------------------------------------------------------------------------
8.2.8
Provide ad hoc reporting              X
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             9.0 Levels of Service
--------------------------------------------------------------------------------

In addition to the information in the attached tables, the following are more detailed comments for specific sections.

9.1 Manual Processing - If the manual processing option is chosen, BankCard processing fees may be higher.

9.2 Authorization-Only - If this option is used, paper drafts must be mailed to NOVUS Services.

9.7 Interactive Voice System (IVR) Interface - U S Audiotex has a standard interface for existing IVR systems at various state agencies. The systems support older products with serial port asynchronous data transfer starting at 300 Baud through current model systems.

      U S Audiotex provides interface logic and "C" code software for the agency's existing IVR.

                          9.0 Levels of Service (*MR*)

----------------------------------------------------------------------------------------
                                                 Planned
                                   Currently   Availability
Level of Service                   Available       Date              Comments
----------------------------------------------------------------------------------------
9.1                                                          Paper drafts must be mailed
Manual Processing                     X                      to Novus rather than
                                                             deposited at a bank branch.

----------------------------------------------------------------------------------------
9.2
Authorization Only                    X

----------------------------------------------------------------------------------------
9.3
EDC                                   X

----------------------------------------------------------------------------------------
9.4
Electronic ECR/POS                    X                      Use of Novus' PC/ECR
Interface                                                    Interface required.

----------------------------------------------------------------------------------------
9.5
PC Interface                          X

----------------------------------------------------------------------------------------
9.6
MOTO                                  X

----------------------------------------------------------------------------------------
9.7
IVR Interface                         X

----------------------------------------------------------------------------------------
9.8
IVR Support and                       X
Fulfillment
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            10.0 Credit and Charge Card Payment Support Requirements
--------------------------------------------------------------------------------

In addition to the information in the attached tables, the following are more detailed comments for specific sections.

10.1 Card Brand Support - NOVUS Services will process all major card brands (Visa, MasterCard, American Express and Discover). Processing for American Express transactions includes authorization and routing. However settlement is direct with American Express.

10.2 Retrievals and Chargebacks - These processes are described in our Operating Regulations (Attachment A).

      10.2.1 Ticket Retrieval Requests are distributed by either paper or electronic files. NOVUS does not have imaging capability.

      10.2.2 Chargebacks for government accounts are extremely low (less than 1%).

      10.2.3 If Ticket Retrieval Requests are mailed, they are typically received within three to four days. If they are electronic, then they will be received the same day the are initiated. BankCard Ticket Retrieval Requests will be distributed by FDMS.

10.3 Merchant Help Desk - NOVUS Services provides help desk support 24 hours a day, seven days a week. Operations centers are located in both Columbus, Ohio, and Phoenix, Arizona. NOVUS Services believes in a full service approach to the staffing of its help desk. This means that each representative is trained to handle any issue that might arise. We have taken our one call resolution approach to such an advanced level that our Full Service Unit 1 in our Westland Operations center in Columbus, Ohio, received the International Team Excellence Award from the Help Desk Institute (HDI). Over 4,700 companies are HDI members. Our full service concept has succeeded in reducing transferred calls by 40%.

10.4  Credit/Charge Card Transaction Set - See attached chart.

                    10.4 Credit/Charge Card Transaction Set

----------------------------------------------------------------------------------------
                                                 Planned
                                   Currently   Availability
Functions/Capabilities             Available       Date              Comments
----------------------------------------------------------------------------------------
10.4.1
Sales Authorization                   X

----------------------------------------------------------------------------------------
10.4.2
Credit (returns)                      X

----------------------------------------------------------------------------------------
10.4.3
Pre-authorization                     X

----------------------------------------------------------------------------------------
10.4.5                                                       This function is not an
Pre-authorization cancellation                               industry requirement.

----------------------------------------------------------------------------------------
10.4.6                                                       Authorizations after the
Post authorization                                           completion of a transaction
                                                             may not be effective.

----------------------------------------------------------------------------------------
10.4.7                                                       BankCard transactions
No signature transaction              X                      require an appropriate
                                                             Category Code.
----------------------------------------------------------------------------------------
10.4.8
Purchase cancel                       X

----------------------------------------------------------------------------------------
10.4.9
Off-line purchase                     X

----------------------------------------------------------------------------------------

10.5 Authorization and Processing - Average authorization response time is 5 to 10 seconds, not including terminal dial time or the delivery of the call to our network through an entry point, which we call a gateway. Therefore, this time frame includes the transmission of the authorization request from the gateway to our authorizer and back. We cannot control terminal dial time or the time between the terminal and the gateway. However, an estimate of the total average response time is between 8 to 12 seconds.

10.6 Authorization and Processing during Downtime - The NOVUS Network electronic authorization system is available and operating a minimum of 98% of the time. In the rare case of electronic equipment failure, NOVUS Services has a toll free ARU (Audio Response Unit) authorization telephone system for use in obtaining authorization for both NOVUS Card Brand and BankCard transactions. That number is 1-800-347-0451. ARU authorizations for American Express transactions can be obtained by calling 1-800-528-2121. Where telephone lines are out, it is recommended that you wait until lines are restored to process transactions. NOVUS Services does not schedule any downtime.

10.7 Interactive Voice Response (IVR) - The basic IVR system allows callers to pay fees via their touch tone phone 24 hours a day, 7 days a week. Qualified callers will be offered the option of paying their fees over the phone using VISA, MasterCard or NOVUS Card Brands (or additional cards as the State of California requests). The system quickly guides the caller through the necessary data entry, then authorizes the card and posts the transaction while the caller is on-line. After the payment processing is completed the U S Audiotex system updates the appropriate files. When the authorization, posting and updating are completed, the system verbally issues the caller a unique receipt number. The entire process is completed while the caller is on-line.

      The U S Audiotex system balances transactions daily with both the Merchant Service Providers' system and the State's system to guarantee processing accuracy and produces daily transaction summary reports. The system electronically deposits funds into the State's designated bank. Customer Service and Training for the IVR system are provided by U S Audiotex as determined by the needs of the State of California..

      A complete description of U S Audiotex's IVR system, including a description of their software architecture, is included in this proposal as Attachment C.

      10.7.1 Because the US Audiotex system uses screen scraper technology, it can interface with virtually any CRT on virtually any system accessing an underlying database. most common implementations have been with IBM mainframes AS/400's and TCP/IP networks. Because U S Audiotex is an IBM Business Partner we have access to the IBM communication manager which provides interfaces to every product that an IBM system would interface to.

10.8  Settlement and Clearing

      Daily Settlement

      ACH: Funds can be electronically sent to your designated bank account(s) via the Automated Clearing House (ACM). For batches received by 8:30 PM PST, NOVUS Services will initiate the ACM transfer within 24 hours. Settlement can be either gross or net (less discount fees). For transactions received from U S Audiotex, ACM transfer will be initiated within 48 hours.

      Federal Wire: Funds can be sent via fed wire. Transactions batched out by 8:30 PM PST will have funds federal wired to designated bank account by 11:00 am PST next day.

      All NOVUS Services settlement processing and accounting are done internally. Our ACH provider in California is Wachovia Bank, and our fedwire provider is First Chicago.

      10.8.1 NOVUS accepts files into our network at any time. We initiate settlement on business days, excluding banking holidays.

      10.8.2 The cutoff time to receive transmissions for which we will initiate settlement on the next business day is 8:30 PM in California.

10.9 Convenience Fee Collection - To accommodate convenience fees, we typically deposit sales plus fees to the same bank account and later invoice monthly for the fees. A sample of our monthly invoice has been attached as Attachment J. However, individual requirements will be addressed. The BankCard Associations would need approve any use of a convenience fee.

10.10 Funding Procedures

      10.10.1 We fund daily Monday - Friday, except banking holidays.

      10.10.2 We compute sales plus convenience fees less returns and less chargebacks and adjustments. We can settle in gross and process chargebacks and adjustments through a separate adjustment account.

      l0.10.3 Either ACH or Fedwire will be used.

      10.10.4 Daily Reporting

              NOVUS Services will provide a Merchant Daily Letter (MDL) to the State that provides a summary of NOVUS Card Brand, Visa, MasterCard, and American Express daily activity. The MDL has complete information for balancing and reconciling to the merchant's card activity and bank account. The MDL is sent daily, via mail or fax. If the State does not require the MDL, it will be withheld.

              Monthly Reporting

              At the end of each month NOVUS Services sends via mail to its merchants a Merchant Monthly Statement. The Merchant Monthly Statement summarizes NOVUS Card Brand, Visa, MasterCard, and American Express deposits for each merchant account and identifies the discount fees to be assessed.

      10.10.5 A sample Merchant Daily Letter has been attached as Attachment D and a sample Merchant Monthly Statement has been attached as Attachment E.

      10.10.6 See Section 10.8 for standard time frames.

10.11 Agency Fee Collection - NOVUS Services offers monthly invoicing for all fees (see Attachment J). Currently we provide our invoicing option to the majority of our government accounts.

10.12 Reports

      10.12.1 Our standard reports include Merchant Daily Letters, Monthly Statements, Ticket Retrieval Requests and Chargeback Notifications for NOVUS Card Brand transactions. All reports except Monthly Statements are available electronically. BankCard standard reports include Merchant Daily Letters and Monthly Statements. The Daily Letters will be available electronically after March of 1997. BankCard Ticket Retrieval Requests and Chargeback Notifications will be issued by FDMS and are available electronically.

              The following are detailed descriptions of all reports:

              Electronic Merchant Daily Letter (EMDL)

              After your batch transmissions have been processed, you will have electronic access to your EMDL, which will provide you with a recap of you settlement, including totals for each agency. In addition it will detail chargeback, adjustment and correction items. This report is available in either formatted or unformatted data format, according to your requirements.

              o Formatted Data: The "Print Image" format is a text file which provides a formatted output document. This is a user friendly, easy-to-read report.

              o Unformatted Data: The "Data File" format is comprised of unformatted data which can be interfaced with internal accounting or reconciliation applications, as needed. This report consists of raw data, which you will need to reformat in order to read easily.

              Electronic Ticket Retrieval Requests and Chargeback Notifications

              You will be able to access Ticket Retrieval Requests and Chargeback Notifications electronically. Using this electronic process will provide you with additional time to investigate and respond to each request. A sample of the NOVUS Services Ticket Retrieval Request and Chargeback Notification have been attached as

              Attachments H and I respectively. Copies of the Ticket Retrieval Request and Chargeback Notifications you will be receiving from FDMS are attached as Attachments J and K respectively.

              Monthly Statements

              The Monthly Statement, which is sent vial mail, summarizes activity for each merchant number and identifies the applicable discount and fees that have been assessed. See Attachment D.

      10.12.2 We will create separate monthly invoices for the collection of discount. See Attachment J.

      10.12.3 Our daily reporting provides detail by merchant number.

      10.12.4 Electronic reports remain on the system for access by the State for 3 days. After that time, paper copies can be retrieved and faxed to the State as needed.

      10.12.5 Our reports are available in either paper or electronic forms. We currently do not have document imaging capabilities.

      10.12.6 Our electronic daily reports are not available in an on-line real time access mode. These reports more closely resemble a remote batch mode.

      10.12.7 Electronic reports are more secure because the State would be assigned a unique identification code, and the transfer of files occurs over our communications interface, which we call SENDEN.

10.13 Customer Service

      10.13.1 Our Government Services Unit at our Westland Operations Center in Columbus, Ohio, consists of 10 specially assigned service representatives who are experienced in working with the unique needs of government accounts. They can be reached via 1-800-347-0433.

      10.13.2 All State Agencies will be serviced by our Government Services
              Unit.

      10.13.3 The Government Services Unit hours of operation are from 5:00 am to 3:30 PM PST. After that time, assistance may be obtained from our general customer service team which is available 24 hours, 7 days a week.

      10.13.4 The majority of inquiries receive immediate response.

      10.13.5 All of your customer service needs will be handled by our Government Services Unit at our Westland Operations Center. NOVUS Services believes in a full service, one-call resolution approach to customer service. Therefore, every service representative in our Government Services Unit is trained to fulfill all of your requirements. These representatives will provide information regarding accounting, chargebacks and settlement questions. These people will also reorder supplies and handle special requests, i.e. research accounts, duplicate reports.

      10.13.6 Customer Service is available on a 24 hour, 7 day a week, basis. If an issue requires escalation, please contact Yvonne DeCicco, Vice President, Government Relations at (202) 331-0044.

      10.13.7 Every member of our Government Services Unit is capable of responding to your inquiries. In the case of extreme conditions rendering the entire Westland Operations Center unresponsive, NOVUS Services will route all customer services calls to our operations center in Phoenix, AZ.

      10.13.5 The majority of issues are resolved immediately.

      10.13.9 The standard for average speed of answer is 30 seconds.

10.14 Training and Implementation Support - All State representatives will be trained to accept, process and settle NOVUS Card Brand, Visa, MasterCard and American Express transactions. This training will be done by designated local Service Representatives at an on-site location or alternative site selected by you. There are approximately 45 NOVUS Services, Inc. Service Representatives in the State of California, each thoroughly trained in all aspects of credit card transactions Initial training time will be scheduled at the time of implementation. Follow-up training can be scheduled as necessary.

      Training will include the use of Point of Sale equipment, operating procedures (Operating Regulations are attached as Attachment A), completion of paperwork, analysis of account information, chargeback and settlement procedures, etc.

      Representatives will be given all materials necessary to complete a transaction at no charge. Additional supplies may be obtained by dialing a toll-free phone number.

      10.14.1 In addition to the 45 local Service Representatives available for on-site training. The Government Relations Group at NOVUS Services has designated a Government Service Supervisor to oversee all of your training needs. The name of this individual is Julie Crooks and she been servicing NOVUS Services' accounts for over 10 years. In addition your Account Executive, Claire Mendonca, will be heavily involved in insuring the fulfillment of all of your requirements.

10.15 Implementation Schedule - After the agreement and a boarding are fully executed, each participating department should be up and running in approximately 4 weeks. The following is a breakdown of each event required to facilitate that time frame:

      o All participating departments will have completed the boarding form and faxed it to Claire Mendonca at (208) 939-4903 no later than November 13, 1996.

      o All department(s) will be boarded and receive merchant numbers within 2 business days.

      o Equipment and supplies will be received within 2 to 3 weeks from the day the department is boarded. This process can be expedited if overnight shipping is used.

      o Each participating department is required to have the following at this time: a single line RJ11 phone jack (it must be analog and not digital); two electrical outlets (these outlets can come off of a power strip if outlets are limited).

      o Scheduling of training will depend upon when each participating department's is available and how many classes will be required. In general, training is completed within 1 to 2 weeks after the equipment and supplies have been received.

10.16 Fraud and Loss Prevention Support - NOVUS Services offers the following support services for fraud and loss prevention:

      Sniper Report: This report monitors NOVUS Card Brand activity and is based on a point scoring system, with points assigned to criteria measuring the seriousness of potential fraud activity.

      Draft Capture: The Draft Capture report monitors activity of merchants who have been set up with the Draft Capture program. These merchants submit batches consisting of sales made on MasterCard, Visa, American Express and NOVUS. Although this includes NOVUS Card Brand activity, our primary focus is on BankCard transactions. This report is reviewed for abnormal batching submitted by the merchants.

      Suspect File: The Suspect File is a report generated by NOVUS Services in which merchants who have been closed for various reasons, or have otherwise been found to be undesirable are placed. Merchants who apply for NOVUS acceptance are run against this report, with matching information placing it on the report to be reviewed by the person working the Suspect File.

      Terminated Merchant File (TMF): TMF's are based on the same theory as the Suspect File, however, this report is generated for BankCard and is used by FDMS to decline merchants applying for BankCard processing.

      MFATS: The MFATS report is reviewed to disclose merchants who may have excessive lost/stolen activity that has otherwise been unnoticed. This report relies heavily on the fact that Cardmember Security has to add instances of card misuse to the report. This report has been very successful in getting results or either closures or lost/stolen packages being sent to educate the merchant.

      Excessive Chargeback Report: This report is generated by NOVUS Services and covers a three month period in which merchants appearing on this list have exceeded the chargeback rate.

      Authorization Logs: These logs are periodically reviewed to find inconsistencies with authorization attempts. The report we most commonly review is the Supplemental Authorization Log which deals exclusively with BankCard transactions.

10.17 American Express and Discover Card Processing - NOVUS Services will completely process all Discover Card transactions. Processing services provided for American Express transactions are authorization, capture, and routing. Settlement will be made directly to the State by American Express.

10.18 System Processing and Response Times

      10.18.1 Average authorization response time is 5 to 10 seconds, not including terminal dial time or the delivery of the call to our network through an entry point, which we call a gateway. Therefore, this time frame includes the transmission of the authorization request from the gateway to authorizer and back. We cannot control terminal dial time or the time between the terminal and the gateway. However, an estimate of the total average response time is between 8 to 12 seconds.

      10.18.2 The NOVUS Network electronic authorization system is available and operating a minimum of 98% of the time. In the rare case of electronic equipment failure, NOVUS Services has a toll free ARU (Audio Response Unit) authorization telephone system available 24 hours a day, 7 days a week.

      10.18.3 NOVUS Services does not schedule any down time.

      10.18.4 Our authorization system is redundant. NOVUS Services has two "authorizers", which are located in Dallas, TX and Columbus, OH and are set-up to maintain complete redundancy.

--------------------------------------------------------------------------------
                 11.0 Technology and Communications Capabilities
--------------------------------------------------------------------------------

11.1 Computer Systems, Facilities and Sites - Transactions submitted from the terminals to the NOVUS Network are routed through Advantis, NOVUS Services' communications vendor. Advantis has processing facilities in Schaumburg, IL, and Columbus, OH. NOVUS Services has merchant operations centers in Columbus, OH, and Phoenix, AZ. NOVUS Services' corporate headquarters is located in Riverwoods, IL.

      11.1.1 All NOVUS terminal applications and NOVUS Services' internal systems have either already been updated to support the year 2000 or are in the process of being updated. All updates are scheduled to be completed by December 31, 1996. NOVUS Services will begin issuing cards with the year 2000 expiration date during January, 1997.

11.2  Hardware, Software and Operating Systems -  The majority of point of sale
      (POS) locations will use Verifone Trans 330 terminals with terminal software provided by NOVUS Services. The IVR system and kiosks will use hardware and software provided by U S Audiotex.

      PC Capture can be used to turn any IBM compatible computer into a credit card acceptance terminal. It is available in either DOS or Windows formats.

11.3 Provisions for Normal Operating Problems - Both the NOVUS Services authorization system and merchant servicing units we redundant. NOVUS Services has two "authorizers", which are located in Dallas, TX, and Columbus, OH, and are set-up to maintain complete redundancy. NOVUS Services has merchant operations centers in Columbus, OH, and Phoenix, AZ. Thus merchant servicing and terminal support are also redundant.

11.4 Emergency - Every area of NOVUS Services is equipped with complete disaster recovery procedures. Our merchant operations centers regularly practice implementation of these procedures. In addition, our systems network is completely redundant and supported by Advantis' disaster recovery procedures.

11.5  Communications and Network

      11.5.1 For terminal support, the NOVUS Terminal Help Desk is available 24 hours a day, 7 days a week. For support of other methods of direct interface with our network (i.e. Interface between U S Audiotex and NOVUS Services or electronic reporting), the Advantis Network Control Center is also available 24 hours a day, 7 days a week.

      11.5.2 All inquiries received by the NOVUS Terminal Help Desk or the Advantis Network Control Center are processed immediately. Response time is typically less than 24 hours and rarely exceeds 3 business days.

      11.5.3 Advantis, our communications vendor, utilizes almost every major carrier in the US to deliver authorizations services. In the State of California, Advantis utilizes Pacific Bell.

--------------------------------------------------------------------------------
                         12.0 Terminal Support Services
--------------------------------------------------------------------------------

12.1    Terminal Installation and Support

        12.1.1 The equipment offered by NOVUS Services are the VeriFone Tranz 330 terminal and 250 printer. All installation and training fees have been waived. You are, however, required to provide a single line phone jack and two electrical outlets per set of equipment. See Attachment K.

12.2    Terminal Functions - See attached tables.

                         12.0 Terminal Support Services

12.1 Terminal Installation and Support (*MR*) - Individual agency terminal requirements may vary, however all agencies will require complete "turnkey" terminal installation, training and support services. Terminal lease/purchase/rental, installation and support should be included in the vendor's proposal so that a separate contract for terminals is not required.

        12.1.1 Please list all P0S terminal equipment manufacturers and models that are available and supported.

12.2 Terminal Functions - The table below lists a series of POS terminal credit authorization, EDC and settlement related functions that facilitate card acceptance. Please indicate whether each of the functions is currently supported through your system and the terminals supported or, if not currently supported, when the function will be supported. Please add any explanatory comments that may be appropriate.

                             12.2 Terminal Functions

================================================================================
                                                       Planned
                                       Currently     Availability
Functions/Capabilities                 Available         Date         Comments
================================================================================
12.2.1
Batch entry of off-line                    X
transactions

--------------------------------------------------------------------------------
12.2.2
Batch authorization of off-line            X
transactions

--------------------------------------------------------------------------------
12.2.3
Identify (flag) off-line                   X
transactions

--------------------------------------------------------------------------------
12.2.4
Include off-line transactions in
batch totals                               X

================================================================================

                             12.2 Terminal Functions
                                   (Continued)

================================================================================
                                                       Planned
                                       Currently     Availability
Functions/Capabilities                 Available         Date         Comments
================================================================================
12.2.6
Recall transaction by sales
receipt                                   X

--------------------------------------------------------------------------------
12.2.7
Recall transaction by card
number                                    X

--------------------------------------------------------------------------------
12.2.8
Edit entries (or prompt) for
required information                      X

--------------------------------------------------------------------------------
12.2.9
Scroll transaction log

--------------------------------------------------------------------------------
12.2.10
Enter transaction                         X
edits/adjustments

--------------------------------------------------------------------------------
12.2.11
Display stored transaction                X
records

--------------------------------------------------------------------------------
12.2.12
Display magnetic stripe data
for stored transactions                   X

--------------------------------------------------------------------------------
12.2.13
Last transaction reprint                  X

================================================================================

                             12.2 Terminal Functions
                                   (Continued)

================================================================================
                                                       Planned
                                       Currently     Availability
Functions/Capabilities                 Available         Date         Comments
================================================================================
12.2.14
Pre-programmed alternate                  X
telephone numbers

--------------------------------------------------------------------------------
12.2.15
Automatic download of                     X
terminal data

--------------------------------------------------------------------------------
12.2.16
PIN pad support                           X
--------------------------------------------------------------------------------
12.2.17
Smart card/chip card support              X

--------------------------------------------------------------------------------
12.2.18
Data collection and support               X
for preferential card
interchange rates
================================================================================

--------------------------------------------------------------------------------
                  13.0 Settlement and Data Transmission Service
--------------------------------------------------------------------------------

See attached table for information regarding NOVUS Services' capabilities.

                 13.0 Settlement and Data Transmission Services

The table below lists a series of card payment settlement and data transmission functions that facilitate card acceptance and payment reconciliation and settlement. Please indicate whether each of the functions is currently supported through your system and equipment or, if not currently supported, when the function will be available. Please add any explanatory comments that may be appropriate.

                 13.1 Settlement and Data Transmission Functions

================================================================================
                                                       Planned
                                       Currently     Availability
Functions/Capabilities                 Available         Date         Comments
================================================================================
13.1.1
System calculates totals and              X
summaries
--------------------------------------------------------------------------------
13.1.2
Support reconciliation of                 X
terminal log to paper
transactions
--------------------------------------------------------------------------------
13.1.3
Multi-point settlement                    X
transmissions

--------------------------------------------------------------------------------
13.1.4
Host verification of settlement           X
transmissions

--------------------------------------------------------------------------------
13.1.5
Host verification of totals               X

--------------------------------------------------------------------------------
13.1.6
Summary of sales and credit               X
transactions for payment

--------------------------------------------------------------------------------
13.1.7
Reporting levels and                      X
distribution options

================================================================================

--------------------------------------------------------------------------------
                                  14.0 Pricing
--------------------------------------------------------------------------------

14.1 Combined Volume Pricing. - The tiered pricing provided applies to all agencies within the State of California.

14.2 Term - All pricing is guaranteed for the 2 year period, with the exception of Visa and MasterCard Interchange rules, which are subject to market conditions.

14.3    Service Level Pricing

------------------------------------------------------------------------------------------------------
                               FEES TO BE ADDED TO THE FEES ON THE CHART BELOW
------------------------------------------------------------------------------------------------------
Level of                       NOVUS     Visa              MasterCard        Amex    IVR
------------------------------------------------------------------------------------------------------
Service                        Fee       Fee               Fee               Fee     Fee
------------------------------------------------------------------------------------------------------
Mannual Processing                0.00   .15 + 9(cents)    .30 + 9(cents)     0.00               0.00
------------------------------------------------------------------------------------------------------
Authorization Only                0.00              0.00             0.00     0.00               0.00
------------------------------------------------------------------------------------------------------
EDC                               0.00              0.00             0.00     0.00               0.00
------------------------------------------------------------------------------------------------------
Electronic ECR/POS interface      0.00              0.00             0.00     0.00               0.00
------------------------------------------------------------------------------------------------------
PC Interface                      0.00              0.00             0.00     0.00               0.00
------------------------------------------------------------------------------------------------------
MOTO                              0.00              0.00             0.00     0.00               0.00
------------------------------------------------------------------------------------------------------
IVR Interface                     0.00              0.00             0.00     0.00    See Chart Below
------------------------------------------------------------------------------------------------------
IVR Support and Fulfillment       0.00              0.00             0.00     0.00               0.00
------------------------------------------------------------------------------------------------------

14.4 Bundled Pricing - BankCard pricing has been quoted by FDMS per the attached letter dated September 23, 1996.

        14.4.1  See the chart below for pricing breakdown.

---------------------------------------------------------------------------------------------------------------------
Avg. Trans.    NOVUS %      NOVUS %     V/MC %        V/MC %       TOTAL %      AMEX                IVR Interface
---------------------------------------------------------------------------------------------------------------------
Tiers          Disc. Rate   Proc. Fee   Disc. Rate    Proc. Fee    V/MC Rate    Proc. Fee           Fee in $*
---------------------------------------------------------------------------------------------------------------------
$1 - 5            1.55          0.00      3.39           1.25          4.64        10(cents)/Trans.      1.50
---------------------------------------------------------------------------------------------------------------------
$6 - 10           1.55          0.00      2.79           1.25          4.04        10(cents)/Trans.      1.50
---------------------------------------------------------------------------------------------------------------------
$11 - 25          1.55          0.00      1.82           0.56          2.38        10(cents)/Trans.      2.00
---------------------------------------------------------------------------------------------------------------------
$26 - 50          1.55          0.00      1.67           0.28          1.93        10(cents)/Trans.      2.00
---------------------------------------------------------------------------------------------------------------------
$51 - 75          1.55          0.00      1.59           0.16          1.75        10(cents)/Trans.      2.25
---------------------------------------------------------------------------------------------------------------------
$76 - 100         1.55          0.00      1.55           0.11          1.66        10(cents)/Trans.      2.25
---------------------------------------------------------------------------------------------------------------------
$101 - 150        1.55          0.00      1.49           0.08          1.67        10(cents)/Trans.      2.50
---------------------------------------------------------------------------------------------------------------------
$151 - 200        1.55          0.00      1.46           0.06          1.52        10(cents)/Trans.      2.50
---------------------------------------------------------------------------------------------------------------------
$201 - 700        1.50          0.00      1.45           0.05          1.50        10(cents)/Trans.      2.50
---------------------------------------------------------------------------------------------------------------------
$701 +            1.40          0.00      1.45           0.05          1.60        10(cents)/Trans.      2.75
---------------------------------------------------------------------------------------------------------------------

        * U S Audiotex fees are dollar amounts added to the discount rate. U S Audiotex rates are preliminary, pending their selection of a BankCard processor.

        14.4.2  The NOVUS Services system supports preferential rates.

14.5 Funds Availability Options - Pricing does not vary based on the availability of funds.

14.6 Terminal Pricing - NOVUS Services equipment, the Verifone Tranz 330 and Printer 250, can be purchased for $350.00 per terminal/printer combination.

        PC Capture software, as described in sections 11.2 and 15.0, can be purchased for $50.00 per package. Magnetic strip readers are also available for purchase.

14.7    IVR Services - See chart on page 22.

14.8 Other Costs - NOVUS Services does not anticipate the need for any additional fees or charges.

[LOGO]
--------
FIRST
DATA
CORP.
--------
MERCHANT
SERVICES

September 23, 1996

State of California
BankCard Processing Proposal:

In conjunction with NOVUS Services, First Data Merchant Services, sponsored by First Financial Bank is pleased to participate in a proposal to process bankcard transactions for the State of California. In this proposal, NOVUS Services would act as the primary processor and First Data Merchant Services would be the acquirer/processor for all your VISA and MasterCard transactions. Our services include bankcard deposit settlement, transaction retrieval requests, chargeback processing, and Q-Net authorizations.

Our discount rate is inclusive of VISA and MasterCard interchange and assessment fees levied on each transaction. NOVUS Services' bankcard processing fee is for terminal authorization, draft capture, and terminal support.

First Data Merchant Services is prepared to offer the State of California the following tiered rate structure based on the average transaction dollar amount for all magnetic stripe-read transactions. Manually entered transactions would be subject to additional "non-qual" charges as described below.

             =======================================================
                    AVG $ TRANS             DISCOUNT RATE
             -------------------------------------------------------
                      $1 - 5                    3.39
             -------------------------------------------------------
                      $6 - 10                   2.79
             -------------------------------------------------------
                     $11 - 25                   1.82
             -------------------------------------------------------
                     $26 - 50                   1.67
             -------------------------------------------------------
                     $51 - 75                   1.59
             -------------------------------------------------------
                     $76 - 100                  1.55
             -------------------------------------------------------
                    $101 - 150                  1.49
             -------------------------------------------------------
                    $151 - 200                  1.46
             -------------------------------------------------------
                     - $201 +                   1.45
             -------------------------------------------------------

                                MERCHANT SERVICES
        P.O. Box 5561 FORT LAUDERDALE, FLORIDA 33310, TEL. (954) 786-2100

Since, our discount rate quote is inclusive of the lowest possible interchange fee, any transactions that do not quality for interchange fee will be assessed the additional interchange fee amount. "Non-qualifying" transactions include manually entered transactions (magnetic stripe is not read by the terminal), and failure to close-out your terminal on a daily basis.

The "non-qual" charges for manually entered transactions are as follows:

     VISA       - 15 basis points (0.15%) and 9 cents per transaction
     MasterCard - 30 basis points (0.30%) and 9 cents per transaction

We look forward to your joining over 135,000 merchants that enjoy the reliable and accurate credit card processing services at NOVUS Services and First Data Merchant Services.

Sincerely,


/s/ John G. Bonerba

John G. Bonerba
National Sales Manager,
Indirect Sales


JGB/ka

--------------------------------------------------------------------------------
                  15.0 Other Card or Electronic Payment Options
--------------------------------------------------------------------------------

o EFT and ACH based payment services - NOVUS Services can provide these functions.

o     EDI support - We can provide this function.

o     ATM support for non-cash services - We do not provide this service.

o     Kiosk/customer information terminals - We can provide this function.

o     Gateway services and network access - We can provide this service.

o     Debit cards - We offer this function.

o     Smart cards - We are currently test marketing in this area.

o Pre-paid/stored value cards - We are currently test marketing in this area.

o Internet payments (including SET compliance) - NOVUS Services announced on March 25, 1996, their support of the Secure Electronic Transaction (SET) protocol for credit card payments over the Internet. NOVUS Services expects to implement an Internet payment system for all NOVUS Card Brands later this year.

o Other PC based payments - A PC software program is available for processing card transactions. NOVUS Services offers PC Capture software which, when used with an IBM compatible computer, is capable of credit card authorization, draft capture, end of day reporting, check guarantee/authorization, and automatic bank deposit for all major credit cards.

o Any other ancillary payment support and information services - NOVUS Services offers verification and guarantee services for payments made by check.

(Required in lieu of IRS W-9 when doing business with the State of California) STD.204 (Rev. [ILLEGIBLE])

PURPOSE: Information contained in this [ILLEGIBLE] will be used by State agencies to prepare information Returns (Form 1099) and for withholding on payments to nonresident vendors. (See Privacy Statement on reverse.)

================================================================================
           DEPARTMENT/OFFICE
LEASE
RETURN     ---------------------------------------------------------------------
TO:        STREET ADDRESS

           ---------------------------------------------------------------------
           CITY, STATE, ZIP CODE

================================================================================
VENDOR'S BUSINESS NAME                      OWNERS FULL NAME (Last, First, M.I.)

NOVUS Services, Inc.
================================================================================
STREET ADDRESS

2500 Lake Cook Road
================================================================================
CITY, STATE,  AND ZIP CODE

Riverwoods, IL 60015
================================================================================
                                      ARE YOU SUBJECT TO FEDERAL TAX
                                      WITHHOLDING

                                      (See Withholding for IRS Form [ILLEGIBLE])

                                      |_| YES |X| NO
================================================================================
INSTRUCTIONS:     (1).  Check box indicating type of business entity and provide taxpayer identification number.
                  (2).  Check box indicating resident or nonresident. (See
                        reverse for additional information).
                  (3).  Check one or more VENDOR ACTIVITY boxes specifying
                        vendor activity type.
================================================================================

     VENDOR TYPE: RESIDENCY STATUS

================================================================================
|X| CORPORATION
    (Enter [ILLEGIBLE])

    | 3 | 6 | - | 4 | 0 | 2 | 0 | 7 | 9 | 2 |

         |X| Resident - Qualified to do business in CA/
             Permanent place of business in CA

         |_| Non Resident (See Reverse)
================================================================================
                                 VENDOR ACTIVITY
--------------------------------------------------------------------------------
               A:                                          B:
--------------------------------------------------------------------------------

|_|  MEDICAL SERVICES [ILLEGIBLE]            |_| SERVICES NOW [ILLEGIBLE]

                                             |_| EQUIPMENT SUPPLIES
                                                 ([ILLEGIBLE])

                                             |_| RENT

                                             |X| OTHER
                                                 ([ILLEGIBLE]) Financial
                                                               ---------
================================================================================
|X| INDIVIDUAL/SOLE PROPRIETOR
    (Enter [ILLEGIBLE])

    |__|__|__| - |__|__| - |__|__|__|__|

        |_| Resident     |_| Non Resident (See Reverse)

|_| PARTNERSHIP
    (Enter [ILLEGIBLE])

    |__|__| - |__|__|__|__|__|__|__|

        |_| Resident     |_|  Non Resident (See Reverse)

|_| ESTATE OR TRUST
    (Enter [ILLEGIBLE])

    |__|__| - |__|__|__|__|__|__|__|

        |_| Resident (Estate) - Decadent was a CA resident at the time of death

        |_| Resident (Trust) - At least one trustee is a CA resident

        |_| Non Resident (See Reverse)
================================================================================
                                 VENDOR ACTIVITY
--------------------------------------------------------------------------------
                A:                                          B:
--------------------------------------------------------------------------------
|_| NON EMPLOYEE COMPENSATION                |_| EQUIPMENT/SUPPLIES
    [ILLEGIBLE]                                  [ILLEGIBLE]

|_| MEDICAL SERVICES
    [ILLEGIBLE]

|_| INTEREST [ILLEGIBLE]

|_| RENT

|_| ROYALTIES

|_| PRIZES AND AWARDS

|_| OTHER [ILLEGIBLE] ____________

__________________________________

================================================================================
      I hereby certify under penalty of perjury that the information provided on this document is true and correct. If my residency status should change. I will promptly inform you.
================================================================================
AUTHORIZED VENDOR REPRESENTATIVE'S NAME (Type or Print)

Peter Valle
================================================================================
TITLE

Director, Targeted Acquisition
================================================================================
SIGNATURE

/s/ Peter Valle
================================================================================
DATE

9/24/96
================================================================================
TELEPHONE NUMBER

(847) 405-3320
================================================================================
                            OFFICIAL STATE USE ONLY
================================================================================
CONTRACT LEASE NUMBER                                              ([ILLEGIBLE])

|_| NONEMPLOYEE COMPENSATION  |_| MEDICAL SERVICES  |_| RENT  |_| OTHER ________
================================================================================
PORTABLE INCOME CODE PER STATE ADMINISTRATIVE
MANUAL SECTION 8422 19/Check One               INITIALS      DATE INITIALED

|_| 1  |_| 2  |_| 3  |_| 4  |_| 5  |_| 6  |_| 7
================================================================================
NONRESIDENT WITHHOLDING

|_| STANDARD RATE

|_| WAIVED

|_| REDUCED RATE _____________
================================================================================

[ILLEGIBLE]

================================================================================
COMPANY NAME
     NOVUS Services, Inc.
--------------------------------------------------------------------------------

The company named above (hereinafter referred to as "prospective contractor") hereby certifies, unless specifically exempted, compliance with Government Code
Section 12990 (a-f) and California Code of Regulations, Title 2, Division 4, Chapter 5 in matters relating to reporting requirements and the development, implementation and maintenance of a Nondiscrimination Program. Prospective contractor agrees not to unlawfully discriminate, harass or allow harassment against any employee or applicant for employment because of a sex, race, color, ancestry, religious creed, national origin, disability (including HIV and AIDS), medical condition (cancer), age, marital status, denial of family and medical care leave and denial of pregnancy disability leave.

--------------------------------------------------------------------------------
                                  CERTIFICATION
--------------------------------------------------------------------------------

I, the official named below, hereby swear that I am duly authorized to legally bind the prospective contractor to the above described certification. I am fully aware that this certification, executed on the date and in the county below, is made under penalty of perjury under the laws of the State of California.

--------------------------------------------------------------------------------
OFFICIAL NAME
Peter Valle
--------------------------------------------------------------------------------
DATE EXECUTED                                        EXECUTED IN THE COUNTY OF
September 23, 1996                                            Lake
--------------------------------------------------------------------------------
PROSPECTIVE CONTRACTOR'S SIGNATURE
/s/ Peter Valle
--------------------------------------------------------------------------------
PROSPECTIVE CONTRACTOR'S TITLE
Director, Targeted Acquisition
--------------------------------------------------------------------------------
PROSPECTIVE CONTRACTOR'S LEGAL BUSINESS NAME
NOVUS Services, Inc.
================================================================================